Rule 497(b)

Reg. No. 333-116878

GENERAL SECURITIES, INCORPORATED

7701 France Avenue South, Suite 500

Edina, Minnesota 55435

August 5, 2004

Dear Shareholder:

I am writing to inform you of the upcoming Special Meeting of Shareholders (the “Meeting”) of General Securities, Incorporated (the “GSI Fund”), to be held at 10:00 a.m., Central Time, September 29, 2004, at 7701 France Avenue South, Suite 500, Edina, Minnesota 55435.

At this Meeting, you are being asked to consider and act upon a proposal to approve an agreement and plan of reorganization which will result in the GSI Fund becoming part of the Class I shares of the Kopp Total Quality Management Fund (the “Kopp Fund”), a newly created, separate series of shares of Kopp Funds, Inc., an open-ended investment company organized as a Minnesota corporation (the “Reorganization”).  The Kopp Fund is managed by Kopp Investment Advisors, LLC (“Kopp”), an investment manager with assets under management in excess of $2 billion as of June 30, 2004.

The Board of Directors of the GSI Fund has unanimously approved the Reorganization and the transactions contemplated thereby and recommends a vote “FOR” the proposal.  The Reorganization will assimilate the GSI Fund into the Kopp organization, a widely respected investment management firm.  Moreover, the Reorganization will not increase total fund operating expenses, as total expenses for the Kopp Fund will be limited, through September 2005, as they currently are for the GSI Fund.  Finally, the Reorganization is expected to be tax free to the GSI Fund and to its shareholders.

In June 2004, Robinson Capital Management, Inc. (“RCM”) and Kopp entered into a purchase agreement through which RCM sold to Kopp substantially all of its assets, including its strategy for identifying and investing in quality oriented companies.  Pursuant to an interim advisory agreement, Kopp became the GSI Fund’s investment adviser effective June 7, 2004.  The GSI Fund’s Board of Directors approved the interim advisory agreement, which is essentially identical to the previous advisory agreement between the GSI Fund and RCM, on June 7, 2004.  At that meeting, the Board also recommended that the GSI Fund be reorganized into the Kopp Fund.

The fees payable to Kopp under the interim advisory agreement are being held in an escrow account pending shareholder approval of a new advisory agreement between Kopp and the Kopp Fund (the “New Advisory Agreement”).  Therefore, at the Meeting, in addition to the proposal relating to the Reorganization, shareholders are also being asked to consider and act upon a proposal to approve the New Advisory Agreement.  Assuming shareholders approve the New Advisory Agreement, Kopp will receive the advisory fees payable under the interim advisory agreement.

If you have any questions regarding the issues to be voted on or need assistance in voting by proxy, please call the GSI Fund toll-free at (888) 494-5677.  The enclosed materials provide more information about this vote.  Please vote by completing, dating, and signing your proxy card and mailing it to us today.

Thank you for investing in the GSI Fund and for your continuing support.

Sincerely,

Craig H. Robinson

President

Enclosures

GENERAL SECURITIES, INCORPORATED

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 29, 2004

General Securities, Incorporated, a Minnesota corporation (the “GSI Fund”), will hold a Special Meeting of Shareholders (the “Meeting”) at 7701 France Avenue South, Suite 500, Edina, MN 55435, on September 29, 2004, at 10:00 a.m., Central Time.  At the Meeting, shareholders of the GSI Fund will be asked to consider and act upon the proposals noted below:

1.

To approve an agreement and plan of reorganization between the GSI Fund and Kopp Funds, Inc., on behalf of the Kopp Total Quality Management Fund (the “Kopp Fund”), whereby the Kopp Fund will acquire substantially all of the assets and the stated liabilities of the GSI Fund in exchange for the Kopp Fund’s Class I shares, which will be distributed by the GSI Fund to the holders of its shares in complete liquidation of the GSI Fund;

2.

To approve a new advisory agreement between Kopp Investment Advisors, LLC (“Kopp”) and the Kopp Fund; and

3.

To consider and act upon any other business which may properly come before the Meeting or any adjournments thereof.

Only shareholders of record at the close of business on August 2, 2004, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR PROXY CARD PROMPTLY

_________________________________________________________________________________________________________________

As a shareholder, you are asked to vote your shares at the Meeting either in person or by proxy.  If you are unable to attend the Meeting in person, we urge you to authorize proxies to cast your votes, which is commonly referred to as proxy voting.  You can do this by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Voting by proxy will not prevent you from voting your shares in person at the Meeting.  You may revoke your proxy before it is exercised at the Meeting by submitting a subsequent written notice of revocation, or a later-dated proxy card, or by attending the meeting in person and voting your shares at that time.

_________________________________________________________________________________________________________________

By Order of the Board of Directors,

John R. Houston

Secretary

August 5, 2004

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT

Question:  What are shareholders being asked to vote on at the upcoming Meeting?

Answer:  The Board of Directors of the GSI Fund has called a Special Meeting of the Shareholders of the GSI Fund at which you will be asked to approve an agreement and plan of reorganization and the transactions contemplated thereby pursuant to which the GSI Fund will, in an expected tax free transaction, reorganize from the GSI Fund, a Minnesota corporation, to the Kopp Fund, a newly created series of the Kopp Funds, Inc., a Minnesota corporation (the “Reorganization”).  You are also being asked to approve a new advisory agreement between Kopp and the Kopp Fund (the “New Advisory Agreement”).

Question:  Why is the Reorganization being proposed for shareholder vote at this time, and why do shareholders have to vote on the New Advisory Agreement?

Answer:  The Reorganization is being proposed as a result of a recent change in the GSI Fund’s investment adviser.  On June 7, 2004, Kopp, the investment adviser to the Kopp Fund, assumed the duties of investment adviser to the GSI Fund from Robinson Capital Management, Inc. (“RCM”).  As a result, since June 7, 2004, Kopp has been providing advisory services to the GSI Fund pursuant to an interim advisory agreement.  The fees payable to Kopp under this agreement, which are identical to the fees payable to RCM under the prior investment advisory agreement, are being held in escrow pending approval of the New Advisory Agreement.  If the New Advisory Agreement is approved by GSI Fund shareholders, Kopp will receive the advisory fees held in escrow.  In addition, if the Reorganization is approved by shareholders, the GSI Fund shareholders will become shareholders of the Kopp Fund, with Kopp serving as the Kopp Fund’s investment adviser pursuant to the New Advisory Agreement.  Although the New Advisory Agreement provides for the payment of higher advisory fees than those payable under the GSI Fund’s prior investment advisory agreement with RCM, it will result in the same overall expenses to the Kopp Fund as those currently incurred by the GSI Fund, at least through September 2005.  While Kopp could serve as the investment adviser to the GSI Fund without the need to reorganize the GSI Fund into the Kopp Fund, doing so would result in additional administrative burdens that can be alleviated by assimilating the GSI Fund under the Kopp umbrella.

If shareholders approve the New Advisory Agreement, but not the Reorganization, the New Advisory Agreement will not be implemented and the Board of Directors will consider what alternative actions to take with respect to the GSI Fund, including the possible liquidation of the GSI Fund, which would not be tax free to GSI Fund shareholders.  If shareholders approve the Reorganization, but not the New Advisory Agreement, Kopp will be entitled to recover the costs it has incurred in serving as the GSI Fund’s investment adviser during the term of the interim advisory agreement, which will expire, if not terminated earlier, on November 4, 2004, but the Reorganization will not be implemented and the same consequences noted in the preceding sentence will result.

If both proposals are approved by shareholders, the Reorganization is expected to occur on or about September 30, 2004, which is the same date the New Advisory Agreement would take effect.

Question:  Who bears the costs of the Reorganization?

Answer:  RCM will bear the costs of the Reorganization, including proxy solicitation and tabulation costs.  Therefore, the GSI Fund will not bear any of these expenses.  GSI Fund shareholders are only responsible for their own expenses, if any, incurred in connection with the Reorganization (e.g., if a shareholder engages a tax advisor to help him analyze whether to vote in favor of the Reorganization, the shareholder would be responsible for the fees of the tax advisor).

Question:  I don’t own very many shares.  Why should I bother to vote?

Answer:  Your vote makes a difference.  If numerous shareholders just like you fail to vote, the Reorganization may not go forward.

Question:  Who gets to vote?

Answer:  Any person who was a record owner of shares on the “record date,” which was the close of business on August 2, 2004, gets to vote – even if the person later sold the shares.  Shareholders are entitled to cast one vote for each share owned and a fractional vote for each fractional share owned on the record date.

Question:  How can I vote?

Answer:  You can vote your shares in person at the meeting.  Alternatively, you may authorize proxies to cast your vote, which is commonly referred to as proxy voting, by mail, using the enclosed proxy card.

Before you vote, please take the time to read the full text of the Proxy Statement/Prospectus.

Question:  Who should I call if I have questions about voting?

Answer:  You can call the GSI Fund toll-free at (888) 494-5677.

PROXY STATEMENT/PROSPECTUS

August 5, 2004

GENERAL SECURITIES, INCORPORATED

7701 France Avenue South, Suite 500

Edina, MN  55435

(888) 494-5677

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

KOPP TOTAL QUALITY MANAGEMENT FUND

a series of Kopp Funds, Inc.

7701 France Avenue South, Suite 500
Edina, MN  55435

1-888-533-KOPP

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Directors of General Securities, Incorporated (the “GSI Fund”) for use at the Special Meeting of Shareholders (the “Meeting”) of the GSI Fund to be held at 7701 France Avenue South, Suite 500, Edina, MN  55435 on Wednesday, September 29, 2004 at 10:00 a.m., Central Time, and any adjournments or postponements of the Meeting.  At the Meeting, shareholders will be asked to approve an agreement and plan of reorganization (the “Reorganization Plan”) between the GSI Fund and Kopp Funds, Inc. (the “Corporation”), on behalf of the Kopp Total Quality Management Fund, a newly created, separate series of shares of the Corporation (the “Kopp Fund”), whereby the Kopp Fund will acquire substantially all of the assets and the stated liabilities of the GSI Fund in exchange for the Kopp Fund’s Class I shares, which will be distributed by the GSI Fund to the holders of its shares in complete liquidation of the GSI Fund (the “Reorganization”).  A copy of the Reorganization Plan is attached hereto as Exhibit A.  Shareholders will also be asked to approve a new advisory agreement between Kopp Investment Advisors, LLC (“Kopp”) and the Kopp Fund (the “New Advisory Agreement”).

This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the Reorganization and the New Advisory Agreement.  You should read it and keep it for future reference.

The GSI Fund is a stand-alone Minnesota corporation and the Kopp Fund is a separate series of shares of the Corporation, a Minnesota corporation.  Both the GSI Fund and the Corporation are open-end management investment companies registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  The GSI Fund and the Kopp Fund are referred to herein collectively as the “Funds.”

The following documents have been filed with the SEC and are incorporated by reference in this Proxy Statement/Prospectus:

•	Prospectus and Statement of Additional Information for the GSI Fund, dated March 24, 2004, as supplemented,
•	Preliminary Statement of Additional Information for the Kopp Fund dated June 25, 2004, and
•	Statement of Additional Information relating to this Proxy Statement/Prospectus dated August 5, 2004.

Copies of these documents are available upon request and without charge by writing to the Kopp Fund at 7701 France Avenue South, Suite 500, Edina, MN 55435 or by calling 1-888-533-KOPP.

The Annual Report to Shareholders of the GSI Fund for the fiscal year ended November 30, 2003, containing audited financial statements, and the Semi-Annual Report to Shareholders of the GSI Fund for the six months ended May 31, 2004, which contains unaudited financial statements, have been previously mailed to shareholders. If you do not have a copy, additional copies are available by writing or calling the GSI Fund at the address and telephone number listed above.  Because the Kopp Fund is new and has not yet commenced operations, no Annual or Semi-Annual Report to Shareholders is available for it.

The accompanying Notice of Meeting of Shareholders, this Proxy Statement/Prospectus and the accompanying proxy card were first mailed to shareholders of the GSI Fund on or about August 16, 2004.

____________________________________

The SEC has not approved or disapproved these securities nor has it passed on the accuracy or adequacy of this combined proxy statement and prospectus.  Any representation to the contrary is a criminal offense.

_____________________________________

TABLE OF CONTENTS

Page

OVERVIEW

1

Introduction

1

Background and Reasons for the Proposals

1

Board Deliberations

2

PROPOSAL 1:  APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

3

The Reorganization

3

Comparative Fee Table

3

Investment Objectives, Policies, and Strategies

5

Principal Risk Factors

7

Directors and Officers

8

Investment Advisers; Investment Advisory Agreements

8

Distribution Arrangements

9

Net Asset Value

9

Purchase Information

10

Purchase, Redemption, and Exchange Policies

10

Dividends and Distributions

11

Tax Consequences of Investing in the Funds

12

Other Service Providers

12

Independent Registered Public Accounting Firms

12

Federal Income Tax Consequences of the Reorganization

12

Comparison of Shareholder Rights

12

Expenses of the Reorganization

13

Dissenters’ Rights of Appraisal

13

Required Vote

14

Recommendation of the Board

14

PROPOSAL 2:  APPROVAL OF NEW ADVISORY AGREEMENT

14

Information about Kopp

14

Kopp’s Experience Managing Similar Funds

15

Comparison of New and Prior Advisory Agreements

15

Required Vote

15

Recommendation of the Board

15

PROPOSAL 3:  OTHER MATTERS

15

ADDITIONAL INFORMATION

15

Voting Matters

15

Share Ownership

16

Capitalization

16

Information on File with the SEC

16

LEGAL MATTERS

17

EXPERTS

17

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

17

Exhibit A – Agreement and Plan of Reorganization

A-1

Exhibit B – Investment Advisory Agreement

B-1

OVERVIEW

Introduction.  At a meeting held on June 7, 2004, the Board of Directors of the GSI Fund considered and approved the Reorganization Plan and an interim investment advisory agreement between Kopp Investment Advisors, LLC (“Kopp”) and the GSI Fund (the “Interim Advisory Agreement”).  The Interim Advisory Agreement became effective on June 7, 2004.  The Reorganization is expected to occur on or about September 30, 2004, subject to shareholder approval and the waiver or satisfaction of certain other conditions.

Background and Reasons for the Proposals.  On June 7, 2004, Robinson Capital Management, Inc. (“RCM”), the GSI Fund’s investment adviser, assigned the investment advisory agreement between RCM and the GSI Fund to Kopp.  In connection with this assignment, RCM and Kopp entered into a purchase agreement (the “Purchase Agreement”) through which RCM sold to Kopp substantially all of its assets, including its business in managing the GSI Fund’s assets.  As part of this sale, two of the principals of RCM, Craig Robinson and Mark Billeadeau, agreed to assist Kopp with matters relating to Kopp’s acquisition of the GSI Fund, including the marketing and portfolio management of the successor to the GSI Fund (i.e., the Kopp Fund).

At the time of Kopp’s acquisition of RCM, Kopp made a cash payment to RCM (the “Initial Cash Payment”).  Five additional cash payments (collectively, the “Installments”) will be made to RCM on the business day after the first, second, third, fourth and fifth anniversaries of the date the Reorganization is consummated.  If the Reorganization is not approved by shareholders, the Purchase Agreement allows RCM to retain the Initial Cash Payment, but RCM will not be entitled to any subsequent Installments and the purchase transaction will be unwound.

As a result of the assignment discussed above, the Interim Advisory Agreement was entered into pursuant to which, effective June 7, 2004, Kopp became the GSI Fund’s investment adviser.  The Interim Advisory Agreement is essentially identical to the previous advisory agreement between the GSI Fund and RCM (the “Prior Advisory Agreement”).  Since June 7, 2004, Kopp has also been providing non-investment advisory management and administrative services to the GSI Fund pursuant to a sub-management agreement between RCM and Kopp (the “Sub-Management Agreement”).  Under the Sub-Management Agreement, RCM has contracted with Kopp to provide the GSI Fund with the same services RCM had been providing to the GSI Fund under a management agreement dated as of August 28, 1998 (the “Management Agreement”).  The fees paid by RCM to Kopp under the Sub-Management Agreement are identical to the fees paid by the GSI Fund to RCM under the Management Agreement.  Shareholder approval is not required, and is not being sought, for the Sub-Management Agreement.

At a meeting held on June 7, 2004, the Board of Directors of the GSI Fund, including all of the members of the Board who are not “interested persons,” as defined in the 1940 Act, approved the change in investment adviser pursuant to the terms of the Interim Advisory Agreement.  The Interim Advisory Agreement, which complies in all respects with Rule 15a-4 under the 1940 Act, as discussed below, became effective on June 7, 2004.  With the change in investment adviser, the Board felt that it would be appropriate to assimilate the GSI Fund into the Kopp Fund so as to achieve administrative efficiencies associated with being under the Kopp umbrella.  Therefore, at its meeting, the Board also approved the Reorganization Plan and the resulting Reorganization, which is expected to occur on or about September 30, 2004, subject to shareholder approval and the waiver or satisfaction of certain other conditions.

Normally, a mutual fund’s investment advisory agreements must be approved by the fund’s shareholders in advance of the effective date of such agreements.  However, pursuant to Rule 15a-4 under the 1940 Act, an investment adviser may serve as adviser to a mutual fund under an interim contract with a term of no more than 150 days, so long as prior to the expiration of such term, shareholders approve a new agreement with the investment adviser. Under Rule 15a-4, the interim contract must be identical in all respects to the agreement that was previously approved by shareholders (except for the effective date and termination date).  In addition, under Rule 15a-4, during the term of the interim agreement, advisory fees otherwise payable under the interim agreement are required to be deposited into an interest-bearing escrow account.  If shareholders approve a new advisory agreement, such fees (plus interest) may be paid to the adviser.  If, on the other hand, shareholders do not approve a new advisory agreement, the adviser will be reimbursed only for its costs of providing services during the term of the interim agreement (plus interest).  Accordingly and in accordance with Rule 15a-4, the fees otherwise payable to Kopp under the Interim Advisory Agreement (which are identical to the fees previously payable to RCM under the Prior Advisory Agreement) are being held in escrow pending shareholder approval of the New Advisory Agreement.  If shareholders approve the New Advisory Agreement, the effect of such approval will be to approve the payment by the GSI Fund of advisory fees to Kopp under the Interim Advisory Agreement.  Under these circumstances, Kopp will also be entitled to receive interest earned on those fees while held in escrow.  If shareholders do not approve the New Advisory Agreement, then Kopp will only be entitled to recover out of the escrow account the costs it incurred (plus interest) in serving as the GSI Fund’s investment adviser during the term of the Interim Advisory Agreement.

Assuming the shareholders approve the Reorganization Plan and the resulting Reorganization, shareholders of the GSI Fund will become shareholders of the Kopp Fund, with Kopp serving as the investment adviser to the Kopp Fund pursuant to the New Advisory Agreement which provides for the payment of higher advisory fees than those payable under the Prior Advisory Agreement with RCM, but will result in the same overall expenses as those currently incurred by the GSI Fund, at least through September 2005.

If shareholders approve the New Advisory Agreement, but not the Reorganization, the New Advisory Agreement will not be implemented and the Board of Directors will consider what alternative actions to take with respect to the GSI Fund, including the possible liquidation of the GSI Fund, which would not be tax free to GSI Fund shareholders.  If shareholders approve the Reorganization, but not the New Advisory Agreement, Kopp will be entitled to recover the costs it has incurred in serving as the GSI Fund’s investment adviser during the term of the interim advisory agreement, which will expire, if not terminated earlier, on November 4, 2004, but the Reorganization will not be implemented and the same consequences noted in the preceding sentence will result.

Board Deliberations.  The Board of Directors of the GSI Fund, including all directors who are not “interested persons” of the GSI Fund, as defined in the 1940 Act, unanimously approved the Reorganization and the Reorganization Plan at a meeting held in person on June 7, 2004.  The Board determined that the Reorganization is in the best interests of shareholders and, accordingly, unanimously decided to recommend approval of the Reorganization and the Reorganization Plan to shareholders.  As noted previously, the Board also approved the Interim Advisory Agreement at that meeting and recommended that shareholders approve the New Advisory Agreement.

At its meeting, the Board considered a number of factors in its decision to approve the Reorganization Plan and the resulting Reorganization.  Factors considered include:

•

The fact that the Reorganization would give shareholders the opportunity to continue investing in a mutual fund with similar investment objectives and policies;

•

The expected administrative efficiencies to be gained by having the GSI Fund under the same umbrella as other funds advised by Kopp;

•

The fact that the Reorganization is expected to be tax free to shareholders of the GSI Fund;

•

The fact that Craig Robinson and Mark Billeadeau, the former principals of RCM and portfolio managers of the GSI Fund, will continue to be involved with the marketing and portfolio management of the successor to the GSI Fund (i.e., the Kopp Fund) after the Reorganization pursuant to consulting agreements each such person has entered into with Kopp; and

•

The fact that Kopp’s continued management of the GSI Fund is contingent upon shareholder approval of the Reorganization, and that, if the Reorganization does not occur, the Board would have to consider other alternatives, such as liquidating the GSI Fund, which would not be tax free to shareholders.

Regarding its consideration of the Interim Advisory Agreement, the Board considered the fact that this agreement complies in all respects with Rule 15a-4 under the 1940 Act.

PROPOSAL 1:  APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization.  The following is a summary of key information concerning the Reorganization.  Keep in mind that more detailed information appears in the Reorganization Plan, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A.

The GSI Fund has one class of stock authorized, issued, and outstanding: common stock.  The Kopp Fund is authorized to issue three classes of stock, no shares of which are issued or outstanding as of yet:  Class A, C and I.  Upon the transfer of substantially all of the assets and the stated liabilities of the GSI Fund to the Kopp Fund, the Kopp Fund will issue to the GSI Fund full and fractional Class I shares of the Kopp Fund having an aggregate net asset value equal to the aggregate value of the assets of the GSI Fund being acquired by the Kopp Fund, less the value for the liabilities of the GSI Fund being assumed by the Kopp Fund, as of the close of business on the business day preceding the closing (the “Closing”) of the Reorganization.  The GSI Fund will then distribute the Class I shares received in the exchange to GSI Fund shareholders, on a pro rata basis, in complete liquidation of the GSI Fund.  As a result of the Reorganization, each GSI Fund shareholder will receive that number of full and fractional Class I shares of the Kopp Fund equal in value to such shareholder’s pro rata interest in the net assets transferred to the Kopp Fund.  Accordingly, the shareholders of the GSI Fund will become shareholders of the Kopp Fund.  It is expected that the dollar value of each GSI Fund shareholder’s account in the Kopp Fund immediately after the Reorganization will be the same as the dollar value of such shareholder’s account in the GSI Fund immediately prior to the Reorganization.  GSI Fund shareholders will not pay any sales load or sales commissions on the Kopp Fund shares they receive, or on the GSI Fund shares they surrender, in the Reorganization.

Until the Closing, shareholders of the GSI Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the GSI Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of the Class I shares of the Kopp Fund received by the shareholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding shares of the GSI Fund will be canceled on the books of the GSI Fund and the transfer books of the GSI Fund will be permanently closed.

The Reorganization is subject to a number of customary conditions, including, without limitation, approval of the Reorganization Plan and the transactions contemplated thereby described in this Proxy Statement/Prospectus by the shareholders of the GSI Fund, the receipt of a legal opinion from counsel to the Kopp Fund with respect to certain tax matters, and the parties’ performance in all material respects of their respective agreements and undertakings in the Reorganization Plan.  Assuming satisfaction of the conditions in the Reorganization Plan, the Reorganization is expected to occur on or about September 30, 2004, or such other date as is agreed to by the parties.

The Reorganization Plan may be amended by the mutual consent of the parties thereto, notwithstanding approval thereof by GSI Fund shareholders, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval.  In addition, the Reorganization Plan may be terminated at any time prior to the Closing by either party thereto upon notice to the other.

Comparative Fee Table.  The following Summary of Fund Expenses shows the fees for the GSI Fund (based on the GSI Fund’s fees for the fiscal year ended November 30, 2003) and pro forma fees for the Kopp Fund.  Because the Kopp Fund presently has no assets, pro forma fees for the Kopp Fund assume that the Reorganization has occurred and that the Kopp Fund’s assets include the present assets of the GSI Fund (as provided in the “Capitalization” table on page 14).

Summary of Fund Expenses

  Pro Forma

GSI

  Kopp Fund

Shareholder Fees (fees paid directly from your investment)

Fund

Class I Shares

Maximum Sales Charge (Load) Imposed on Purchases

  None                       None

Maximum Deferred Sales Charge (Load) Imposed on Redemptions

  None                       None

Redemption Fee

  None(1)                    2.00%(2)

Annual Fund Operating Expenses(1) (expenses that are deducted from Fund assets, reflected as a percentage of average net assets)

Management Fees

  1.00%(3)

 1.00%

Distribution and Service (12b-1) Fees

  None

 None(4)

Other Expenses

  0.97%

  0.55%

Total Annual Fund Operating Expenses

  1.97%

  1.55%

   Less:  Fee Waiver/Expense Reimbursement

<0.47>%(5)

<0.05>%(6)

Net Expenses

  1.50%

  1.50%

___________________

(1)

The GSI Fund charges $20 for wire transfer of redemption proceeds.

(2)

A redemption fee of 2% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 24 months of purchase.  This fee is retained by the Kopp Fund and generally withheld from redemption proceeds.  This fee is waived for 24 months from the inception of the Kopp Fund for former GSI Fund shareholders who become shareholders of the Kopp Fund’s Class I shares as a result of the Reorganization.  In addition, the Kopp Fund charges $15 for wire transfer of redemption proceeds.

(3)

The investment advisory or management fee payable by the GSI Fund includes fees paid to RCM for administrative services.

(4)

The Kopp Fund has adopted a distribution and shareholder servicing plan under Rule 12b-1 of the 1940 Act.  While the Kopp Fund currently has no intention of paying any distribution or shareholder servicing fees for Class I shares, the Rule 12b-1 plan allows the Kopp Fund to pay up to 0.50% of the average daily net assets of the Kopp Fund attributable to the Class I shares (computed on an annual basis) in these fees.

(5)

For as long as the Prior Advisory Agreement and the Management Agreement are in effect, RCM has agreed to waive its fees and/or reimburse expenses to the extent such fees or expenses would cause the GSI Fund’s total annual fund operating expenses to exceed 1.50% of average net assets up to $100 million, 1.25% of average net assets of between $100 million and $250 million, and 1.00% of average net assets in excess of $250 million.

(6)

Through September 2005, Kopp has contractually agreed to waive its investment advisory or management fee and/or reimburse expenses to the extent such fees or expenses would cause the Kopp Fund’s Class I total annual fund operating expenses to exceed 1.50% of the average daily net assets of the class.

Example of Effect on Fund Expenses

The example set forth below is intended to help you compare the cost of investing in the GSI Fund with the cost of investing in the Kopp Fund (taking into consideration the effects of the Reorganization).

The example assumes that you invest $10,000 in the GSI Fund and the Kopp Fund for the time periods indicated and then redeem/not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that the operating expenses for the GSI Fund and the Kopp Fund are those shown in the tables above.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	One Year	Three Years	Five Years	Ten Years

GSI Fund (1)	$153	$474	$818	$1,791
Kopp Fund-Class I (2)	$153/$360(3)	$485	$840	$1,841

_____________________

(1)

The numbers presented for all years are calculated based on the GSI Fund’s “Net Expenses,” as shown in the table above.

(2)

The one year number is calculated based on the Kopp Fund’s “Net Expenses,” as shown in the table above.  The numbers for subsequent years are calculated based on the Kopp Fund’s “Total Annual Fund Operating Expenses,” as shown in the table above.

(3)

The redemption fee for the Kopp Fund is being waived for 24 months from the inception of the Kopp Fund for former GSI Fund shareholders who become shareholders of the Kopp Fund’s Class I shares as a result of the Reorganization.  Accordingly, the one year expense for former GSI Fund shareholders who redeem their shares will be equal to the expenses shown for shareholders who do not redeem their shares.

Investment Objectives, Policies, and Strategies.  The following compares the investment objectives, policies and strategies of the GSI Fund with the Kopp Fund.

The GSI Fund and the Kopp Fund have similar investment objectives, policies, and strategies and, therefore, are subject to similar risks.  The investment objective of both Funds is to provide long-term capital appreciation.  Neither Fund’s investment objective can be changed without shareholder approval.

The GSI Fund’s principal strategy is to invest in select common stocks of companies that have implemented or are implementing a Quality Management System (“QMS”) in an effective fashion.  Consistent with this investment approach, the GSI Fund has increasingly invested primarily, but not exclusively, in common stocks of companies that are in the Q-100® Index.  The Q-100® Index was developed by RCM and generally consists of 100 companies included in the S&P 500 Index, selected based on QMS criteria.  QMS is a management philosophy where a company undertakes a systematic process of evaluating its business practices and engages in a continuous effort to improve its operations throughout the organization.  Since the Q-100® Index is a subset of the S&P 500 Index, the GSI Fund invests primarily in large-capitalization companies.

In order to determine whether a company is suitable for inclusion in the Q-100® Index or for investment by the GSI Fund, RCM uses qualitative and quantitative techniques to determine the company’s composite quality score (“CQS”).  When determining a company’s CQS, RCM considers up to seven categories of criteria, each with a unique set of indicators.  RCM selects companies that have high CQSs relative to other companies in the same or similar economic sectors and industry groups within the S&P 500 Index.  To a much lesser extent, the GSI Fund may invest in companies that are not included in the Q-100® Index.  However, such other companies are also selected on the criteria discussed above.  In addition, for temporary defensive purposes, the GSI Fund may invest in government securities and other fixed-income securities.

Similar to the GSI Fund, the Kopp Fund’s principal strategy is to invest in common stocks of companies that have implemented a QMS, as determined by Kopp.  The Kopp Fund invests primarily in common stocks included in the Q-100® Index, although, due to changes in and details of index composition, up to 20% of the Kopp Fund’s net assets (plus any borrowings for investment purposes) may be invested outside of the S&P 500 Index or the Q-100® Index.  In addition, for temporary defensive purposes, the Kopp Fund may invest in money market instruments or other fixed income securities, or retain cash or cash equivalents.  The Kopp Fund seeks to exceed, before expenses, the total return of the S&P 500 Index.

Regarding the fundamental investment restrictions of the GSI Fund, there are some differences between these restrictions and the Kopp Fund’s fundamental investment restrictions (neither of which can be changed without shareholder approval).  Specifically, some of the fundamental investment restrictions of the GSI Fund are more restrictive than those of the Kopp Fund.  However, in most cases, the Kopp Fund’s non-fundamental investment restrictions (which can be changed without shareholder approval) limit that which is permitted by the Kopp Fund’s fundamental investment restrictions.  For example:

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The GSI Fund’s fundamental investment restrictions prohibit the GSI Fund from lending money, while the Kopp Fund’s fundamental investment restrictions permit the Kopp Fund to lend money up to 33 1/3% of its total assets.  Nevertheless, the Kopp Fund’s non-fundamental restrictions prohibit the Kopp Fund from making any loans, other than loans of portfolio securities, except through purchases of debt securities or repurchase agreements;

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The GSI Fund’s fundamental investment restrictions prohibit the GSI Fund from borrowing money, whereas the Kopp Fund’s fundamental investment restrictions permit the Kopp Fund to borrow up to 33 1/3% of its net assets and up to an additional 5% of its total assets in emergency situations.  Nevertheless, again, the Kopp Fund’s non-fundamental investment restrictions prohibit the Kopp Fund from borrowing money except from banks and through reverse repurchase agreements or mortgage dollar rolls, and provide that the Kopp Fund will not, in any event, purchase securities when bank borrowings exceed 5% of its total assets; and

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The GSI Fund’s fundamental investment restrictions also prohibit the GSI Fund from purchasing the securities of other investment companies, but the Kopp Fund’s fundamental investment restrictions permit the Kopp Fund to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objective, policies and restrictions as the Kopp Fund.  Even so, the Kopp Fund has a non-fundamental investment restriction which prohibits the Kopp Fund from purchasing the securities of other investment companies, except in compliance with the 1940 Act.

You should be aware that there is a risk that the Kopp Fund’s board of directors will change one or more of the Kopp Fund’s non-fundamental investment restrictions (which may be done without shareholder approval), thereby undoing any of the non-fundamental limitations discussed above and providing the Kopp Fund with much more investment flexibility (and the risks which go along with this flexibility) than that which currently exists for the GSI Fund.

In some cases, fundamental investment restrictions of the GSI Fund are non-fundamental investment restrictions of the Kopp Fund.  For example, the GSI Fund’s fundamental investment restrictions prevent selling securities short and buying securities on margin.  The Kopp Fund’s non-fundamental investment restrictions, on the other hand, provide that the Kopp Fund may:

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sell securities short only if the fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or if the fund covers such short sale as required by the current rules and positions of the SEC;

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purchase securities on margin to the extent that obtaining short-term credits necessary for the clearance of transactions is deemed to be a purchase “on margin”; and

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make margin deposits required in connection with futures contracts, options on futures contracts or other derivative instruments.

Moreover, the GSI Fund has fundamental investment restrictions against:

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purchasing or retaining the securities of any issuer if the officers and directors of the GSI Fund or its investment adviser owning beneficially more than ½ of 1% of the securities of such issuer together own more than 5% of the securities of such issuer; and

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investing in companies for the purpose of exercising control or management.

The Kopp Fund has no such restrictions.

The Kopp Fund has non-fundamental investment restrictions against:

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investing more than 15% of its net assets in illiquid securities; and

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changing its investment policy of investing at least 80% of its net assets in the investments suggested by its name without first providing shareholders of the Kopp Fund at least 60 days’ notice.

The GSI Fund has no such restrictions.

Even though the Kopp Fund does not intend to change any of its fundamental or non-fundamental investment policies prior to the Reorganization, the differences between the GSI Fund and the Kopp Fund noted above are not expected to have a material effect on the Kopp Fund’s operations after the Reorganization.

Principal Risk Factors.  Because of their similar investment objectives, policies, and strategies, many of the investment risks associated with an investment in the GSI Fund are similar to those associated with an investment in the Kopp Fund.  A discussion of certain principal risks of investing in the Kopp Fund is set forth below, which risks apply equally with respect to an investment in the GSI Fund.  Please refer to the GSI Fund’s Prospectus, which is incorporated by reference herein, for more information regarding the GSI Fund’s principal risks.

QMS Strategy.  Companies that have either implemented or are implementing the QMS approach, or that are included in the Q-100® Index, may not be best-positioned for growth and may be unable to weather economic downturns.  In addition, the QMS practices may not necessarily translate into the stock performance that Kopp expects or that satisfies the Kopp Fund’s investment objective of long-term capital appreciation.  In attempting to achieve the Kopp Fund’s investment objective, the Kopp Fund may invest in stocks of companies that Kopp believes have earnings that will grow faster than the economy as a whole or that Kopp considers inexpensive and undervalued.  If Kopp’s assessment of the prospects for the company’s growth or future appreciation in value is wrong, the price of that company’s stock may fail to appreciate in the manner that Kopp expects, thereby adversely affecting the Kopp Fund’s performance.  Also, Kopp may select companies that are not firmly or successfully following QMS practices.  The implementation of QMS practices generally takes an extended period of time to be reflected in a company’s stock price, if at all.

Common Stocks.  Common stock represents an ownership interest in a company.  A company’s stock price may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for its products or services, or because of factors affecting not just the company, but most companies in its industry or in a number of industries, such as increases in production costs.  The company’s stock price may also be affected by changes in financial markets that may be unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.  In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.  Accordingly, the company’s stock price may fluctuate more than the price of its bonds or other debt in response to actual or perceived changes in the company’s financial condition or prospects.  The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.  Also, it is possible that return from the large-capitalization stocks that the Kopp Fund primarily invests in will underperform relative to the overall stock market.  Consequently, a fund that invests a significant amount of its assets in common stocks is likely to have greater fluctuations in its share price than a fund that invests a significant portion of its assets in fixed-income securities.

Exchange-Traded Funds.  The Kopp Fund may invest in exchange-traded funds ("ETFs"), which are investment companies that are bought and sold on a securities exchange.  An ETF represents a fixed portfolio of securities designed to track a particular market segment or index.  ETFs, like mutual funds, have expenses associated with their operation, including advisory fees.  When the Kopp Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities.  In addition, because of ETF expenses, compared to owing the underlying securities directly, it may be more costly to own an ETF.

Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.  Different parts of the market can react differently to these developments.  Such market fluctuations may cause the stock prices of the companies in which the Kopp Fund invests to fall regardless of their performance, thereby adversely affecting the Kopp Fund’s performance and total return.  In addition, market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor.  If the market is not favoring the Kopp Fund’s style, the Kopp Fund’s gains may not be as large, or its losses may be larger than, other equity funds that use different investment styles.

Temporary Strategies.  In order to retain flexibility to respond promptly to changes in market and economic conditions, the Kopp Fund may hold cash and/or invest all or a portion of its assets in money market instruments, which are fixed-income securities issued by private and governmental institutions.  It is impossible to predict when or for how long Kopp may employ these strategies for the Kopp Fund.  To the extent the Kopp Fund engages in any of these temporary defensive strategies, the Kopp Fund’s ability to achieve its investment objective may be diminished.

Market Risk.  The market value of a security will fluctuate, sometimes rapidly and unpredictably, due to sector rotation or other economic or market trends.  In addition, market performance tends to be cyclical, and, in the various cycles, certain investment styles will fall in and out of favor.  If the Kopp Fund’s style is not in favor, the Kopp Fund’s gains may not be as large as, or its losses may be larger than, other equity funds using different investment styles.

Management Risk.  Kopp may simply do a poor job of selecting stocks for the Kopp Fund.

Large Company Stock Risk.  Stocks of large companies, such as many of the companies represented in the S&P 500, occasionally go through cycles of doing worse than the stock market in general or other types of investments.

Directors and Officers.  The GSI Fund and the Kopp Fund are each managed by a Board of Directors.  The persons sitting on these two boards are not the same.  After the Reorganization, the Kopp Fund’s Board of Directors will continue to serve in that capacity for the reorganized fund.  For a complete description of the directors and officers of the Kopp Fund, including each director’s principal occupation for the past five years and compensation paid to each director, see the Preliminary Statement of Additional Information for the Kopp Fund, which is incorporated by reference into this Proxy Statement/Prospectus.

Investment Advisers; Investment Advisory Agreements.  The GSI Fund was organized in 1951, and from 1994 until June 7, 2004, RCM served as the GSI Fund’s investment adviser.  RCM served in this capacity under the terms of the Prior Advisory Agreement with the GSI Fund.  On June 7, 2004, Kopp assumed RCM’s duties as investment adviser to the GSI Fund pursuant to the terms of the Interim Advisory Agreement.  Kopp’s address is 7701 France Avenue South, Suite 500, Edina, Minnesota 55435.  Since June 7, 2004, Kopp’s Portfolio Management Committee has been primarily responsible for the day-to-day management of the GSI Fund’s assets.  The Portfolio Management Committee is headed by LeRoy C. Kopp, the Chairman, Chief Executive Officer and Chief Investment Officer of Kopp.  The Portfolio Management Committee is assisted in its efforts by a team of research analysts and associates, including Mark Billeadeau, a former principal of RCM and the senior portfolio manager of the GSI Fund.  The Portfolio Management Committee generally makes investment decisions by majority vote.

As required by Rule 15a-4 under the 1940 Act, the Interim Advisory Agreement is identical in all respects to the Prior Advisory Agreement, except that it has a different effective date and a different termination date.  In addition, during the term of the Interim Advisory Agreement, which will expire on November 4, 2004 (if not terminated by the parties thereto earlier), the fees otherwise payable to Kopp will be held in escrow pending the outcome of the shareholder vote on the New Advisory Agreement.  If shareholders approve the New Advisory Agreement, Kopp will be entitled to the advisory fees held in escrow (plus interest earned on these fees).  If shareholders do not approve the New Advisory Agreement, Kopp will only be entitled to recover its costs (plus interest) incurred while serving as investment adviser to the GSI Fund under the Interim Advisory Agreement.

Assuming shareholders approve the Reorganization Plan and the resulting Reorganization, shareholders of the GSI Fund will become shareholders of the Kopp Fund.  Kopp serves as the investment adviser to the Kopp Fund pursuant to the New Advisory Agreement, which is attached hereto as Exhibit B, and the Kopp Portfolio Management Committee, headed by Mr. Kopp, manages the Kopp Fund’s portfolio of investments.  The New Advisory Agreement is substantially similar to the Prior Advisory Agreement, except for (1) the advisory fee, which is higher, (2) the effective date, (3) the replacement of RCM with Kopp as investment adviser, and (4) other relatively minor changes conforming the agreement to the form of advisory agreement Kopp has in place with the other mutual fund it advises.

The advisory fee in the Prior Advisory Agreement is equal to an annual rate of 0.60% of the average daily net asset value of the GSI Fund, payable monthly, while the advisory fee in the New Advisory Agreement is equal to an annual rate of 1.00% of the average daily net asset value of the Kopp Fund, payable monthly.  However, in addition to the fees paid by the GSI Fund to RCM under the Prior Advisory Agreement, the GSI Fund also pays monthly fees to RCM under the Management Agreement equal to an annual rate of 0.40% of the average daily net assets of the GSI Fund.  Therefore, the total annual fees payable by the GSI Fund to RCM for the same types of services that will be provided by Kopp to the Kopp Fund are 1.00% of the GSI Fund’s average daily net assets (i.e., 0.60% pursuant to the Prior Advisory Agreement and 0.40% pursuant to the Management Agreement), which is identical to the fees payable by the Kopp Fund to Kopp.  Moreover, the fee cap in place under the Prior Advisory Agreement and the Management Agreement, which limits the GSI Fund’s total annual operating expenses to 1.50% of its average daily net assets, will continue under the New Agreement, at least through September 2005.

For its fiscal year ended November 30, 2003, the GSI Fund paid RCM $119,357 in advisory fees under the Prior Advisory Agreement and $79,571 in administrative fees under the Management Agreement.  During this time, RCM reimbursed the GSI Fund for $93,735 under its fee cap arrangement with the fund.  Had the New Advisory Agreement been in place during such time period, the GSI Fund would have paid Kopp $197,494 in advisory fees.  In addition, during this time, Kopp would have reimbursed the GSI Fund for $171,872 under its fee cap arrangement with the fund.  The difference in aggregate advisory fees between the Prior Advisory Agreement and the New Advisory Agreement is therefore $78,137 (the difference is 65.5% of the fees under the Prior Advisory Agreement).

Distribution Arrangements.  The GSI Fund acts as its own distributor.  Shares of the GSI Fund are offered for sale on a no-load basis, which means that no sales commissions are charged on purchases of these shares.  However, a fee of $20 is charged for redemption of shares by wire transfer.  The GSI Fund does not have a distribution or shareholder servicing plan (i.e., a plan adopted in accordance with Rule 12b-1 under the 1940 Act).

Centennial Lakes Capital, LLC (the “Distributor”) acts as the principal distributor for the Kopp Fund.  The Distributor, as agent for the Kopp Fund, uses its best efforts to distribute shares of the Kopp Fund on a continuous basis.  Kopp Fund shares may be sold through broker-dealers who have entered into sales agreements with the Distributor.  Like shares of the GSI Fund, Class I shares of the Kopp Fund are offered for sale on a no-load basis.  However, unlike the GSI Fund, the Kopp Fund may charge a redemption fee of 2.00% (as a percentage of the then current value of the shares redeemed) on certain redemptions of shares held for less than 24 months.  This fee is waived for 24 months from the inception of the Kopp Fund for former GSI Fund shareholders who become shareholders of the Kopp Fund’s Class I shares as a result of the Reorganization.  In addition, a fee of $15 is charged on redemption of shares by wire transfer.  Unlike the GSI Fund, the Kopp Fund has adopted a Rule 12b-1 plan which permits the Kopp Fund to pay the Distributor up to 0.50% of the average daily net assets of the Kopp Fund’s Class I shares (computed on an annual basis) in distribution and shareholder servicing fees.  Nevertheless, the Kopp Fund currently has no intention of paying any 12b-1 fees for Class I shares.  Craig Robinson, a former principal of RCM and the associate portfolio manager of the GSI Fund, will assist Kopp in marketing the GSI Fund.

Net Asset Value.  The net asset value of a mutual fund (“NAV”), plus any applicable sales charges, is the price you pay for buying, selling, or exchanging shares of the fund.  The NAV for the Kopp Fund is calculated in the same manner as the NAV for the GSI Fund, although methods used to value the securities held by the Funds are slightly different.

NAV for both Funds is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually, 3:00 p.m. Central Time) every day the NYSE is open.  If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time.  The NAV is calculated by taking the value of the total assets, subtracting the liabilities, and dividing by the total number of shares outstanding.  Expenses are accrued and applied daily when determining the NAV.

The GSI Fund generally values securities at the last sales price on a particular day.  If no sale occurred that day, securities traded on a national securities exchange, NASDAQ or in the over-the-counter market are valued at the last bid price, excluding brokerage commissions and odd lot premiums.  Securities having no readily available market quotation and all other assets are valued at fair value as determined in good faith under the direction of the GSI Fund’s Board of Directors.

The Kopp Fund generally values securities for which market quotations are available at market value.  Common stocks and other equity-type securities traded primarily on a national securities exchange are valued at the last sales price.  For securities traded on NASDAQ, the Kopp Fund utilizes the NASDAQ Official Closing Price which compares the last trade to the bid/ask price of a security.  If the last trade is below the bid, the bid will be the closing price.  Securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and ask prices.  Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Kopp Fund’s Board of Directors or its delegate.  The Board of Directors has appointed a Valuation Committee of Kopp to make determinations of fair value, which determinations are required to be reported to the full Board of Directors at its next regular meeting.  All money market instruments held by the Kopp Fund are valued on an amortized cost basis.

In addition to the valuation differences discussed above, the Funds may not use the same pricing service, which could result in pricing differences at the time of the Reorganization.

Purchase Information.  The following provides certain comparative information regarding the purchase of shares of the GSI Fund and the Class I shares of the Kopp Fund.

GSI Fund.  The GSI Fund offers one class of shares for sale:  common stock.  Shares of common stock of the GSI Fund are offered and sold at the NAV per share computed after the purchase order and funds are received by the GSI Fund’s transfer agent.

Kopp Fund.  The Kopp Fund offers three classes of shares, each with a different combination of fees and other features:  Class A, C and I shares.  Only the Class I shares are discussed herein since, pursuant to the Reorganization, the common stock of the GSI Fund is proposed to be exchanged for Class I shares of the Kopp Fund.  Like the GSI Fund shares, the Class I shares of the Kopp Fund are offered for sale at the NAV per share computed after the purchase order and funds are received by the Kopp Fund’s transfer agent.

Purchase, Redemption, and Exchange Policies.  The following chart highlights the purchase, redemption, and exchange policies of the GSI Fund as compared to the policies of the Kopp Fund.

Purchase, Redemption and Exchange Policies	GSI Fund	Kopp Fund – Class I shares
Minimum initial purchase	General: $1,500 Automatic Investment Plan (“AIP”): $100

General:  $5,000,000

Automatic Investment Plan (“AIP”) for former GSI Fund shareholders only:  $3,000

Note:  The Kopp Fund will waive the general minimum initial purchase requirement for former GSI Fund shareholders who become Class I shareholders as a result of the Reorganization

Additional investments	All accounts: $100 Note: For the AIP, $100 must be invested each month for at least one year	General: No minimum AIP for former GSI Fund shareholders: $50 per month
Purchases	By check, wire, AIP and through third parties	By check, wire, AIP, through third parties, and by exchange
Redemptions

By check, wire, written request, telephone, Automatic Withdrawal Plan (“AWP”), through third parties and in kind

Note:  For the AWP, an investor must have invested at least $10,000 in the GSI Fund and must withdraw at least $100 monthly, quarterly, semi-annually or annually

By check, wire, written request, telephone, through third parties, by exchange and in kind
Exchange privileges	No	Yes, Kopp Fund shareholders may exchange their shares between and among the Class A, C and I shares of the Kopp Fund and for shares of the First American Prime Obligation Fund

For a more complete discussion of the GSI Fund’s purchase, redemption, and exchange policies, please see the applicable sections of the GSI Fund’s Prospectus, which is incorporated by reference into this Proxy Statement/Prospectus.

Regarding redemptions of shares of the Kopp Fund, please note the following:

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If you redeem shares through a securities dealer or other intermediary, you may be charged a fee.

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If you redeem shares shortly after you purchase shares, the payment of your redemption proceeds may be delayed by up to 12 days to allow the Kopp Fund to collect your investment.

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Some redemptions require a signature guarantee, such as if a shareholder requests that redemption proceeds be sent to a different address than is registered on an account.  A signature guarantee is designed to protect shareholders and the Kopp Fund against fraudulent transactions by unauthorized persons.

There may be additional restrictions or conditions on Kopp Fund purchases, redemptions and exchanges.  Please call the Kopp Fund at 1-888-533-KOPP for more information on account options.

Dividends and Distributions.  Both the GSI Fund and the Kopp Fund generally make distributions of dividends and capital gains annually, to the extent they are available.

Tax Consequences of Investing in the Funds.  The tax consequences of investing in the Kopp Fund are the same as those of investing in the GSI Fund.  For federal income tax purposes, distributions from each Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income whether reinvested in additional Fund shares or received in cash, except to the extent any of the dividends are “qualified dividend income” eligible for the reduced rate of tax on net long-term capital gains.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, “qualified dividend income” received by noncorporate shareholders generally will be taxed at the same rate as net long-term capital gains.  Currently, this maximum rate is set at 15%.

Distributions of dividend income that are not of “qualified dividend income” under the Internal Revenue Code of 1986, as amended (the “Code”), interest income, other types of ordinary income and net short-term capital gains generally are taxable to shareholders as ordinary income.  Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time a shareholder has owned his/her/its shares.  Shareholders will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year.  Such dividends and capital gains may also be subject to state or local taxes.  If a shareholder buys shares when a Fund has realized but not yet distributed income or capital gains, the shareholder will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.  If a shareholder is not required to pay taxes on income, such shareholder is generally not required to pay federal income taxes on distributions from the Funds.

Other Service Providers.  The GSI Fund serves as its own distributor and Kopp provides administrative services to the GSI Fund pursuant to the Sub-Management Agreement (these services were provided to the GSI Fund prior to June 7, 2004 by RCM pursuant to the Management Agreement).  State Street Corporation serves as the GSI Fund’s registrar, transfer agent and dividend paying agent and custodian.  Centennial Lakes Capital, LLC serves as the distributor for the Kopp Fund.  U.S. Bank, N.A. serves as the custodian and U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A., serves as transfer agent and administrator for the Kopp Fund.  Centennial Lakes Capital, LLC and Kopp are affiliated with each other.  The current service providers for the Kopp Fund noted above will continue to serve as such after the Reorganization.

Independent Registered Public Accounting Firms.  KPMG LLP, Minneapolis, Minnesota, serves as the independent registered public accounting firm to the GSI Fund.  PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, serves as the independent registered public accounting firm to the Kopp Fund, and will continue to serve as such upon completion of the Reorganization.

Federal Income Tax Consequences of the Reorganization.  As a condition to the Reorganization, the GSI Fund and the Kopp Fund will have received an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code.  Accordingly, neither the GSI Fund, the Kopp Fund, nor their respective shareholders are expected to recognize any gain or loss as a result of the Reorganization.  In addition, the tax basis of the Kopp Fund shares received by each shareholder of the GSI Fund in the Reorganization is expected to be the same as the tax basis of the GSI Fund shares given up by such shareholder in the Reorganization.  Moreover, the holding period for the Kopp Fund shares received by each shareholder of the GSI Fund shall include the holding period for the GSI Fund shares given up by such shareholder, provided that such GSI Fund shares were held as capital assets by the shareholder.  Nevertheless, neither the GSI Fund nor the Kopp Fund has sought or received a determination by the Internal Revenue Service that the Reorganization will, in fact, be tax free as described above.

Comparison of Shareholder Rights.  Because both the GSI Fund and the Corporation, of which the Kopp Fund is a separate series, are Minnesota corporations, the rights of shareholders of the GSI Fund are very similar to the rights of shareholders of the Kopp Fund.  Set forth below is a discussion of the material differences in the rights of shareholders of the GSI Fund versus the rights of shareholders of the Kopp Fund.

Governing Law.  The GSI Fund is organized as a Minnesota corporation.  As a result, the GSI Fund’s operations are governed by its Amended and Restated Articles of Incorporation, its Amended and Restated By-laws, and applicable Minnesota law.  The Kopp Fund is a separate series of shares of the Corporation, which is also a Minnesota corporation.  As a result, the Kopp Fund’s operations are governed by the Corporation’s Articles of Incorporation, as amended, its By-laws and applicable Minnesota law.

Board of Directors.  Both the GSI Fund and the Corporation have a Board of Directors; however, the composition of the Board of Directors of the GSI Fund is different from that of the Corporation, both in terms of membership and size.

Regular Shareholders’ Meetings.  The By-laws of both the GSI Fund and the Corporation provide that the Funds are required to hold a regular meeting of shareholders only as required by law.  The Corporation’s By-laws further provide that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of all the shares entitled to vote may demand that a regular meeting be held.

Authorized Capital Stock; Series and Classes of Shares.  Pursuant to its Articles of Incorporation, the GSI Fund is authorized to issue up to ten million shares of $0.01 par value common stock, which may be further divided or subdivided into additional series or classes of stock but has not been so divided.  The Corporation, on the other hand, is authorized to issue up to ten billion shares of $0.01 par value common stock, which may be (and have been) further divided and subdivided into additional series and classes of stock.  Currently, the Corporation has designated two series of shares, each with Class A, C and I shares, as follows:  the Kopp Fund is one such series and the Kopp Emerging Growth Fund is the other.

Quorum and Voting Requirements.  Under the GSI Fund’s By-laws, the presence in person or by proxy of the holders of 10% of the shares outstanding and entitled to vote at a meeting constitutes a quorum, except as the voting of a larger number may be otherwise required by law, the GSI Fund’s Articles of Incorporation or its By-laws.  Since the GSI Fund’s Articles of Incorporation and By-laws are silent on the issue of the vote required to approve proposals at shareholders’ meetings, the default provisions of the Minnesota Business Corporation Act (the “MBCA”) apply.  Under the MBCA, routine matters presented to shareholders for approval require the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote.  Non-routine matters (e.g., mergers, share exchanges and asset transfers) require the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote.  Alternatively, any action which might be taken at a meeting of shareholders may be taken without a meeting if effected in writing and signed by all of the shareholders entitled to vote on that action.

Under the Kopp Fund’s By-laws, the presence in person or by proxy of the holders of 10% of the shares outstanding and entitled to vote at a meeting constitutes a quorum.  Moreover, the By-laws provide that, except as required by the 1940 Act or as otherwise provided in the By-laws, all questions put before the Kopp Fund’s shareholders shall be decided by a majority vote of the number of shares entitled to vote and represented at a meeting at which a quorum is present.  With respect to the election of directors, directors shall be elected by a plurality of the votes validly cast.  Alternatively, as is true with respect to the GSI Fund, any action which might be taken at a meeting of the shareholders may be taken without a meeting if effected in writing and signed by all of the shareholders entitled to vote on that action.

Expenses of the Reorganization.  RCM will bear the expenses incurred in the Reorganization, whether or not the Reorganization is approved by shareholders.  Shareholders of the GSI Fund are responsible for their own expenses, if any, incurred in connection with the Reorganization.

Dissenters’ Rights of Appraisal.  If the Reorganization Plan is approved by shareholders of the GSI Fund, shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supercedes contrary provisions of state law.  Shareholders will, however, have the right to redeem their GSI Fund shares at NAV until the Closing of the Reorganization.  After the Reorganization, shareholders will hold shares of the Kopp Fund, which may also be redeemed at NAV.

Required Vote.  Approval of the Reorganization Plan and the resulting Reorganization requires the affirmative vote of the holders of a majority of the GSI Fund’s outstanding shares.

For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Meeting, abstentions will be treated as present at the Meeting and entitled to vote on the matter, but which have not been voted.  For this reason, abstentions could assist the GSI Fund in obtaining a quorum, but would have the same effect as a vote against a proposal.  Broker “non-votes” will not be considered present and entitled to vote on a proposal.  Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power.

If a quorum is not present at the Meeting, the persons named as proxies may adjourn the Meeting without further notice (other than by announcement at the Meeting) to permit further solicitation of proxies.

If the Reorganization is approved (and assuming the satisfaction or waiver of other conditions), it is expected to occur on or about September 30, 2004.  If the Reorganization is not approved, the Board of Directors will consider what alternative actions to take with respect to the GSI Fund, including the possible liquidation of the GSI Fund, which would not be tax free to GSI Fund shareholders.

Recommendation of the Board.  The Board of Directors recommends that the shareholders of the GSI Fund vote FOR the Reorganization Plan and the resulting Reorganization.

PROPOSAL 2:  APPROVAL OF NEW ADVISORY AGREEMENT

Information about Kopp.  Kopp Investment Advisors, LLC, located at 7701 France Avenue South, Suite 500, Edina, Minnesota 55435, has served as the investment adviser to the GSI Fund pursuant to the Interim Advisory Agreement since June 7, 2004.  Kopp is controlled by LeRoy C. Kopp, its Chairman, Chief Executive Officer and Chief Investment Officer.  Kopp has advised individual and institutional clients since 1990 and, as of June 30, 2004, had assets under management in excess of $2 billion.

The following table sets forth information regarding the principal executive officers and each director of Kopp.  The address of each person listed below is Kopp’s principal offices in Edina, Minnesota.

Name	Principal Occupation

LeRoy C. Kopp	Chairman, Chief Executive Officer and Chief Investment Officer of Kopp. Mr. Kopp is also the sole Director of Kopp.

Kathleen S. Tillotson	Executive Vice President and General Counsel of Kopp.

John P. Flakne	Executive Vice President and Chief Financial Officer of Kopp.

Gregory S. Kulka	Executive Vice President – Marketing of Kopp.

Messrs. Flakne and Kulka, and Ms. Tillotson, also serve as officers of the Kopp Fund.  In addition, Mr. Flakne serves on the Kopp Fund’s Board of Directors with two additional directors, neither of whom is affiliated with Kopp.

Kopp’s Experience Managing Similar Funds.  Kopp currently acts as the investment adviser to the Kopp Emerging Growth Fund, which is a series of the Corporation and which has the same investment objective as the Kopp Fund.  The following information relates to the Class I shares of the Kopp Emerging Growth Fund:

Name of Fund	Asset Size(1)	Annual Management Fee(2)	Waivers/ Reimbursements(3)
Kopp Emerging Growth Fund	$86.3 million	1.00%	None

_______________________________

(1)

Net assets as of March 31, 2004.

(2)

Expressed as a percentage of the average daily net asset value of the fund.

(3)

Represents fees that were waived and/or expenses that were reimbursed for the six months ended March 31, 2004.

Comparison of New and Prior Advisory Agreements.  Please refer to the discussion under Proposal 1 in the subsection entitled “Investment Advisers; Investment Advisory Agreements” for a comparison of the New Advisory Agreement with Kopp and the Prior Advisory Agreement with RCM, including a comparison of fees under those agreements.

Required Vote.  Approval of the New Advisory Agreement requires the affirmative vote of the lesser of (a) 67% or more of the shares of the GSI Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares.  If the New Advisory Agreement is approved, it will become effective upon the effective date of the Reorganization.

If shareholders approve the New Advisory Agreement, Kopp will be entitled to receive from the GSI Fund its advisory fees payable under the Interim Advisory Agreement, plus interest earned on those fees while held in escrow.  If shareholders do not approve the New Advisory Agreement, then Kopp will only be entitled to recover out of the escrow account the costs it incurred (plus interest) in serving as the GSI Fund’s investment adviser during the term of the Interim Advisory Agreement.

Recommendation of the Board.  The Board of Directors recommends that the shareholders of the GSI Fund vote FOR the New Advisory Agreement.

PROPOSAL 3:  OTHER MATTERS

The Board of Directors knows of no other matters that may come before the Meeting, other than the proposals as set forth above.  If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed proxy card to vote the shares represented by such proxies in accordance with their discretion with respect to such matters.

ADDITIONAL INFORMATION

Voting Matters.  The following provides additional information regarding the Meeting and the Board of Directors’ solicitation of proxies.

Method and Cost of Solicitation.  This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Directors for use at the Meeting.  It is expected that the solicitation of proxies will be primarily by mail and telephone.  The solicitation may also include facsimile, Internet, telegraph, or oral communications by certain employees of RCM, who will not be paid for these services.  Except as discussed in this section and as provided in “Expenses of the Reorganization,” discussed under Proposal 1 above, RCM will bear the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation.  RCM will also reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the GSI Fund.

Record Date; Shareholders Entitled to Vote.  Shareholders of record at the close of business on August 2, 2004, the record date for the Meeting, are entitled to one vote for each full share held (and a fractional vote for each fractional share held) on each matter presented at the Meeting, and at any postponements or adjournments thereof.  As of the record date, the GSI Fund had 1,722,663.564 full and fractional shares issued and outstanding.

Quorum Required to Hold Meeting.  The GSI Fund must have a quorum of shares represented at the Meeting, in person or by proxy, in order to take action on any matter.  The presence, in person or by proxy, of the holders of  10% of the shares outstanding and entitled to vote at the Meeting constitutes a quorum.  If a quorum is not present at the Meeting, the persons named as proxies may, but are under no obligation to, adjourn the Meeting to permit further solicitation of proxies.  Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as present at the Meeting and entitled to vote on the matter.  For this reason, abstentions could assist the GSI Fund in obtaining a quorum.  Broker “non-votes” will not be considered present and entitled to vote on a proposal.

Proxies.  Whether you expect to be personally present at the Meeting or not, we encourage you to authorize the proxies to cast your votes.  You may do this by completing, dating, signing, and returning the accompanying proxy card using the enclosed postage prepaid envelope.  By authorizing the proxies to cast your votes, your shares will be voted as you instruct.  If no choice is indicated, your shares will be voted “FOR” the proposals and in the discretion of the persons named as proxies on such other matters that may properly come before the Meeting.  Any shareholder giving a proxy may revoke it before it is exercised at the Meeting, by submitting a written notice of revocation or a later-dated proxy, or by attending the Meeting and voting his or her shares in person.  If not so revoked, the votes will be cast at the Meeting, and any postponements or adjournments thereof.  Attendance by a shareholder at the Meeting does not, by itself, revoke a proxy.

Share Ownership.  The Kopp Fund is a newly created series of the Corporation which will not issue shares until the Reorganization is consummated.  As such, as of the record date, no person controlled the Kopp Fund or owned beneficially or of record any shares of the Kopp Fund.

As of the record date, no person owned beneficially or of record 5% or more of the GSI Fund's outstanding shares.  In addition, as of such date, the GSI Fund’s officers and directors as a group owned 17,715.549 shares, or 1.028% of the total number of shares outstanding.

The beneficial owner of 25% or more of a voting security is presumed to have “control,” for purposes of the 1940 Act, absent a determination to the contrary by the SEC.  A person who controls the GSI Fund could have effective control over the outcome of matters submitted to a vote of shareholders of the GSI Fund.  Based on the information provided above, no person owned a controlling interest in the GSI Fund as of the record date.

Capitalization.  The following table sets forth the capitalization of the GSI Fund as of May 31, 2004 and the capitalization of the Kopp Fund on a pro forma basis, giving effect to the Reorganization.  Currently, the Kopp Fund has no assets and no shares outstanding, which is the reason its current capitalization is not shown below.

Fund	Net Assets	Shares Outstanding	NAV per Share

GSI Fund	$21,113,075	1,756,521	$12.02
Kopp Fund-Class I
(pro forma)	$21,113,075	1,756,521	$12.02

Information on File with the SEC.  The GSI Fund and the Corporation are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material, and other information relating to the GSI Fund and the Kopp Fund, respectively, with the SEC.  These documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C., at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC’s regional offices in New York at 233 Broadway, New York, New York 10279 and in Chicago at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604.  Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.  The SEC also maintains a web site at http://www.sec.gov which contains the Prospectuses and Statements of Additional Information for the GSI Fund and the Kopp Fund, materials that are incorporated by reference into their respective Prospectuses and Statements of Additional Information, and other information.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Kopp Fund pursuant thereto will be passed on by Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202.

EXPERTS

The GSI Fund’s audited financial highlights, financial statements and notes thereto for the fiscal year ended November 30, 2003 are incorporated by reference herein to the Annual Report to Shareholders of the GSI Fund for the same period.  The financial highlights and financial statements of the GSI Fund have been incorporated herein by reference in reliance on the report of KPMG LLP, independent registered public accounting firm, given on their authority as experts in auditing and accounting.  Unaudited financial statements for the GSI Fund for the six months ended May 31, 2004 are also incorporated by reference herein to the Semi-Annual Report to Shareholders of the GSI Fund for the same period.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The GSI Fund is not required to hold annual meetings of shareholders, and, accordingly, the GSI Fund generally does not hold such meetings in any year, unless certain specified shareholder actions are required to be taken under the 1940 Act.

Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the GSI Fund’s shareholders must be received by the GSI Fund a reasonable period of time prior to any such meeting.  If the Reorganization is consummated, there will be no subsequent meetings of the shareholders of the GSI Fund.

John R. Houston

Secretary

August 5, 2004

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of _________, 2004, by and between Kopp Funds, Inc., a Minnesota corporation (the “Acquiring Corporation”), on behalf of Kopp Total Quality Management Fund (the “Acquiring Fund”), and General Securities, Incorporated, a Minnesota corporation (the “Acquired Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”).  Kopp Investment Advisors, LLC, a Minnesota limited liability company (“KIA”), and Robinson Capital Management, Inc., a Minnesota corporation (“RCM”), are parties to this Agreement with respect to Section 11.1 hereof only.  All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund are made and shall be taken or undertaken by the Acquiring Corporation on behalf of the Acquiring Fund.  Other than the Acquiring Fund, no other series of the Acquiring Corporation is a party to this Agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of (a) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class I shares of capital stock, par value $.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”), (b) the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund and (c) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.

TRANSFER OF ACQUIRED FUND ASSETS TO THE ACQUIRING FUND IN EXCHANGE FOR ASSUMPTION OF ACQUIRED FUND LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1

Subject to the terms and conditions set forth herein and in reliance on the representations and warranties contained herein, at the closing provided for in paragraph 3.1 (the “Closing”), the Acquired Fund agrees to assign, transfer and convey the Acquired Fund Assets (as defined in paragraph 1.2) to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:  (a) to assume the Acquired Fund Liabilities (as defined in paragraph 1.3), and (b) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares having an aggregate net asset value (without a sales load, commission or other similar fee being imposed) equal to the value of the Acquired Fund Assets less the value of the Acquired Fund Liabilities.

1.2

(a)

The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Acquired Fund Assets”) shall consist of all property and assets of every kind and nature of the Acquired Fund, including, without limitation, all cash, cash equivalents, portfolio securities, receivables (including interest and dividend receivables), claims or rights of action, rights to register shares under applicable securities laws, books and records, any deferred or prepaid expenses and all other property, rights and assets owned by the Acquired Fund and shown as an asset on the Acquired Fund’s books as of the Valuation Time (as defined in paragraph 2.1).

(b)

The Acquired Fund shall have provided the Acquiring Fund with a list of its assets as of the date of execution of this Agreement.  On the Closing Date, the Acquired Fund, or its accounting agent, will provide the Acquiring Fund with a list of the Acquired Fund Assets.

1.3

(a)

The liabilities of the Acquired Fund to be assumed by the Acquiring Fund (the “Acquired Fund Liabilities”) shall consist of all of the contractual and other ordinary course liabilities (and in no event contingent or unknown liabilities) of the Acquired Fund shown on an itemized list as described below that (i) are either reflected in the calculation of net asset value of the Acquired Fund as of the Valuation Time, or (ii) constitute ordinary operating liabilities of the Acquired Fund (including, without limitation, securities transactions subject to settlement) that are not required under generally accepted accounting principles (“GAAP”) to be included in the calculation of the Acquired Fund’s net asset value, and only such liabilities.

(b)

An unaudited statement of assets and liabilities of the Acquired Fund (the “Closing Balance Sheet”), together with an itemized list of the Acquired Fund Liabilities reflected thereon, shall be prepared by the Acquired Fund or its accounting agent, and delivered to the Acquiring Fund on the Closing Date.  The Closing Balance Sheet shall be prepared in conformity with GAAP consistently applied from the prior audited period (except for year-end adjustments and notes thereto).  The Acquired Fund Liabilities shall not include any accounts payable, taxes and other accrued and unpaid expenses, if any, incurred after the Closing Date in connection with winding up the affairs of, and dissolving, the Acquired Fund.  For avoidance of any doubt, the Acquired Fund shall be responsible for any and all liabilities of the Acquired Fund not shown on the itemized list of Acquired Fund Liabilities delivered at Closing and reflected in the calculation of net asset value of the Acquired Fund as of the Valuation Time (other than ordinary operating liabilities of the Acquired Fund that are not required under GAAP to be included in the calculation of the net asset value of the Acquired Fund).  This covenant and agreement of the parties with respect to their respective responsibility for liabilities of the Acquired Fund contemplates performance by the parties after the Closing Date.

1.4

Immediately after the transfer of Acquired Fund Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of the Valuation Time (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate.  Such distribution will be accomplished by U.S. Bancorp Fund Services, LLC (“USBFS”), in its capacity as transfer agent for the Acquiring Fund, opening accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and transferring to each such Acquired Fund Shareholder account the pro rata number of Acquiring Fund Shares due each such Acquired Fund Shareholder from the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund.  All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s then current prospectus and statement of additional information; the Acquiring Fund, however, will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5

As soon as practicable after the distribution and liquidation described in paragraph 1.4, the Acquired Fund shall take all steps necessary to wind up its affairs so as to effect its dissolution and to have its existence terminated in accordance with Minnesota law and other applicable requirements.

2.

VALUATION

2.1

The value of the Acquired Fund Assets to be acquired and the Acquired Fund Liabilities to be assumed by the Acquiring Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquired Fund’s Bylaws, as amended, and then-current prospectus or statement of additional information; provided, however, that such computation is consistent with the practices and policies of the Acquiring Fund and in the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2

The net asset value of an Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time using the valuation procedures set forth in the Acquiring Fund’s Articles of Incorporation, as amended, and then-current prospectus or statement of additional information.

2.3

The share transfer books of the Acquired Fund will be permanently closed at the Valuation Time and only redemption requests made by shareholders of the Acquired Fund pursuant to Section 22(e) of the Investment Company Act of 1940, as amended (the “1940 Act”), received in proper form on or prior to the Valuation Time shall be fulfilled by the Acquired Fund; redemption requests received by the Acquired Fund after that time shall be treated as requests for the redemption of the shares of the Acquiring Fund to be distributed to the shareholder in question as provided in paragraph 1.4.

2.4

The number of Acquiring Fund Shares to be issued (including fractional shares, if any) to the Acquired Fund shall be determined by dividing the value of the Acquired Fund Assets, less the Acquired Fund Liabilities, determined in accordance with paragraph 2.1, by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.5

All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective independent accountants upon the reasonable request of the other Fund.

3.

CLOSING AND CLOSING DATE

3.1

The Closing shall occur on September 30, 2004, or such other date as the parties may mutually agree in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously as of 8:00 a.m. (Central Time) on the Closing Date, unless otherwise agreed to by the parties.  The Closing shall be held at the offices of KIA, or such other place as the parties may agree in writing.

3.2

In the event that immediately prior to the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of the Acquired Fund is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3

The Acquired Fund, or its accounting agent, shall deliver to the Acquiring Fund at the Closing a list of the Acquired Fund Assets and the Closing Balance Sheet (including an itemized list of the Acquired Fund Liabilities reflected thereon), all of which shall be certified by the Acquired Fund’s accounting agent and its treasurer.  The Acquired Fund shall also deliver to the Acquiring Fund at Closing good and sufficient evidence reasonably satisfactory to counsel for the Acquiring Fund that there are no security interests, judgments or other liens outstanding against any of the Acquired Fund Assets.

3.4

The Acquired Fund shall cause its custodian to deliver at the Closing a certificate of an authorized officer stating that (a) the Acquired Fund Assets shall have been delivered in proper form to U.S. Bank, N.A. (“USB”), custodian for the Acquiring Fund, prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of the Acquired Fund Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund shall cause its portfolio securities represented by a certificate or other written instrument to be presented to USB for examination no later than five (5) business days preceding the Closing Date and transferred and delivered to USB as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and USB.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.5

The Acquired Fund shall cause its transfer agent to deliver at the Closing a list of the names, addresses and taxpayer identification numbers of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund shares owned by each such shareholder as of the Valuation Time (after giving effect to the payment, and any reinvestment, of dividends described in paragraph 3.7).  The Acquiring Fund shall cause its transfer agent, USBFS, to deliver at the Closing a certificate as to the opening of accounts in the Acquired Fund Shareholders’ names on the Acquiring Fund’s share transfer books.  The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

3.6

At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as the other party, or its counsel, may reasonably request to effect the transactions contemplated by this Agreement.

3.7

On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed an amount which: (a) is equal to at least the sum of its net capital gain (within the meaning of Section 852(b)(3) of the Code), offset by any capital loss carry forward allowed pursuant to Section 1212 of the Code, and 90% of its investment company taxable income (determined under Section 852(b)(2) of the Code, but without regard to Section 852(b)(2)(D) of the Code) for such taxable year; and (b) is sufficient to avoid any excise tax on the Acquired Fund under Section 4982 of the Code for the calendar year in which the Closing Date occurs.

3.8

Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

3.9

All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and copies of all such books and records shall be turned over to the Acquiring Fund or its agents as soon as practicable following the Closing Date.

4.

REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND

The Acquired Fund represents and warrants to the Acquiring Corporation and the Acquiring Fund as follows:

4.1

The Acquired Fund is a corporation organized, validly existing and in good standing under the laws of the State of Minnesota.  The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement.

4.2

The Acquired Fund currently complies in all material respects with, and over the last three fiscal years has complied in all material respects with, the requirements of, and the rules and regulations under, the Securities Act of 1933, as amended (the “1933 Act”), the Exchange Act of 1934, as amended (the “1934 Act”), state “Blue Sky” laws and all other applicable federal and state laws and regulations.  The Acquired Fund currently complies in all material respects with, and over the last three fiscal years has complied in all material respects with, all investment objectives, policies, guidelines, restrictions and compliance procedures established by the Acquired Fund.  All advertising and sales material used by the Acquired Fund complies in all material respects with, and over the last three fiscal years has complied in all material respects with, the applicable requirements of the 1933 Act, the 1940 Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the “NASD”) and any applicable state regulatory authority.

4.3

The Acquired Fund is registered with the Commission as an open-end management investment company under the 1940 Act.  Such registration has not been revoked or rescinded and is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

4.4

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, including an order by the Commission declaring effective the registration statement to be filed by the Acquiring Corporation on Form N-14 relating to the Reorganization, and such as may be required by state securities laws.

4.5

The Acquired Fund is not, and the execution, delivery and performance of this Agreement by Acquired Fund will not result (a) in a violation of Minnesota law or of the Acquired Fund’s Articles of  Incorporation or By-Laws; (b) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquired Fund is a party or by which it is bound, which cannot be cured with waiver, notice or both, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquired Fund is a party or by which it is bound; or (c) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund.

4.6

Except as otherwise designated in writing and accepted by the Acquiring Fund, all material contracts and other commitments of or applicable to the Acquired Fund (other than this Agreement and investment contracts) will be terminated, or provision for discharge of any liabilities of the Acquired Fund thereunder will be made, at or prior to the Closing Date, without the Acquired Fund or the Acquiring Fund incurring any liability or penalty with respect thereto.

4.7

No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any properties or assets held by it.  The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

4.8

The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended November 30, 2003, have been audited by KPMG LLP, independent accountants.  Such statements, along with the Acquired Fund’s unaudited financial statements at and for the six-month period ended May 31, 2004 (copies of which have been furnished to the Acquiring Fund), have been prepared in accordance with GAAP consistently applied, and present fairly, in all material respects, the financial position of the Acquired Fund as of such dates and the results of its operations and changes in net assets for the periods described therein, and there are no known liabilities of the Acquired Fund as of such dates not disclosed therein.

4.9

Since November 30, 2003, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund.  For purposes of this paragraph 4.9, neither a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio nor a decrease in the Acquired Fund’s size due to redemptions shall be deemed to constitute a material adverse change.

4.10

All federal and other tax returns and reports of the Acquired Fund required by law to have been filed (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provisions shall have been made for the payment thereof, and, to the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.11

For each taxable year of its operation (including the period ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code.  The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code.

4.12

All issued and outstanding shares of the Acquired Fund (a) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; (b) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights; and (c) will be held of record at the time of the Closing by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent, as provided in paragraph 3.5.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

4.13

On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such Acquired Fund Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Acquired Fund Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, other than such restrictions as might arise under the 1933 Act.  No financing statement covering all or any portion of the Acquired Fund Assets and naming the Acquired Fund as debtor have been filed in any public office, and the Acquired Fund has not signed any financing statement or security agreement as debtor or borrower which covers all or any portion of the Acquired Fund Assets.

4.14

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors and shareholders of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.15

The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.16

Insofar as the following relate to the Acquired Fund, the registration statement filed by the Acquiring Corporation on Form N-14 relating to the Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which without limitation, shall include a proxy statement of the Acquired Fund (the “Proxy Statement”) and a prospectus of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the “N-14 Registration Statement”) (a) complies in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (b) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this paragraph shall only apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5.

REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND

The Acquiring Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

5.1

The Acquiring Corporation is a corporation organized, validly existing and in good standing under the laws of the State of Minnesota.  The Acquiring Corporation has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement.  The Acquiring Fund is a separate series of the Acquiring Corporation duly established and designated in accordance with the applicable provisions of the Acquiring Corporation’s Articles of Incorporation.

5.2

Each class of the Acquiring Corporation currently complies in all material respects with, and over the last three fiscal years, has complied in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act, state “Blue Sky” laws and all other applicable federal and state laws and regulations.  Each class of the Acquiring Corporation currently complies in all material respects with, and over the last three fiscal years has complied in all material respects with, all investment objectives, policies, guidelines, restrictions and compliance procedures established by such class.  All advertising and sales material used by each class of the Acquiring Corporation complies in all material respects with, and over the last three fiscal years has complied in all material respects with, the applicable requirements of the 1933 Act, the 1940 Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority.

5.3

The Acquiring Corporation is registered with the Commission as an open-end management investment company under the 1940 Act.  Such registration has not been revoked or rescinded and is in full force and effect and, as of the Closing Date, the Acquiring Fund will be in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

5.4

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained or will be obtained prior to Closing under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

5.5

The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Corporation will not result (a) in a violation of Minnesota law or of Acquiring Corporation’s Articles of Incorporation or By-Laws; (b) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound; or (c) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Corporation.

5.6

The Acquiring Fund has not commenced operations and will not commence operations until after the Closing.

5.7

No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Corporation’s knowledge, threatened against any class of the Acquiring Corporation or any properties or assets held by such class.  The Acquiring Corporation knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect the business of any class of the Acquiring Corporation and no class of the Acquiring Corporation is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects such business or the Acquiring Corporation’s ability to consummate the transactions herein contemplated.

5.8

Since September 30, 2003, there has not been any material adverse change in any class of the Acquiring Corporation’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by any class of the Acquiring Corporation of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquired Fund.  For purposes of this paragraph 5.8, neither a decline in net asset value per share of any class of the Acquiring Corporation due to declines in market values of securities in such class’ portfolio nor a decrease in such class’ size due to redemptions shall be deemed to constitute a material adverse change.

5.9

All federal and other tax returns and reports of each class of the Acquiring Corporation required by law to have been filed (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provisions shall have been made for the payment thereof, and, to the Acquiring Corporation’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

5.10

For each taxable year of its operation (including the period ending on the Closing Date), each class of the Acquiring Corporation has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code.  To its knowledge, each class of the Acquiring Corporation has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause such class of the Acquiring Corporation to fail to qualify as a regulated investment company under the Code.

5.11

The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, (a) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, and (b) have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable under Minnesota law.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares.

5.12

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of the Acquiring Corporation and this Agreement constitutes a valid and binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

5.13

The N-14 Registration Statement and the Proxy Statement to be included in the N-14 Registration Statement, other than as it relates to the Acquired Fund, (a) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, and (b) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this paragraph shall only apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Corporation for use therein.

6.

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

6.1

[Reserved]

6.2

The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.3

The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

6.4

Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.5

As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.6

It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code.  Neither the Acquiring Corporation, the Acquiring Fund, nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.  At or prior to the Closing Date, the parties hereto will take such action, or cause such action to be taken, as is reasonably necessary to enable Godfrey & Kahn, S.C. to render the tax opinion contemplated herein by paragraph 9.5.

6.7

The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein.

6.8

Following the transfer of the Acquired Fund Assets by the Acquired Fund to the Acquiring Fund and the assumption of the Acquired Fund Liabilities in exchange for the Acquiring Fund Shares as contemplated herein, the Acquired Fund will file any final regulatory reports with respect to the Acquired Fund after the Closing Date but prior to the date of any applicable statutory or regulatory deadlines and also will take all other steps as are necessary and proper to effect the termination of the Acquired Fund in accordance with the laws of the State of Minnesota and other applicable requirements.

6.9

The Acquiring Corporation has filed one or more post-effective amendments to its Registration Statement on Form N-1A (the “Post-Effective Amendments”) to become effective on or before the Closing Date to register the Acquiring Fund’s capital stock under the 1933 Act and to amend the Acquiring Corporation’s registration statement under the 1940 Act.

6.10

The parties shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by such parties on or before the Closing Date.

6.11

The Acquiring Fund agrees that the Acquired Fund Shareholders shall not be subject to the investment minimums required of other Class I shareholders of the Acquiring Fund, and that the Class I shares of the Acquiring Fund will be created to resemble the Class I shares of the Kopp Emerging Growth Fund.

6.12

For a two year period beginning in May 2004, the Acquiring Fund agrees to use its best efforts to obtain tail insurance coverage for the Acquired Fund’s directors’ and officers’ errors and omissions liability insurance policy (the “D&O Policy”) which provides substantially the same coverage that was provided under the D&O Policy in effect at Closing.

7.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

7.1

The items that are required to be delivered by the Acquiring Fund or its agents pursuant to Section 3 hereof shall have been delivered to the Acquired Fund or its agents on or prior to the Closing Date.

7.2

All representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Fund shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by the Agreement to be performed or complied with by it prior to or on the Closing Date.  The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by an authorized officer dated as of the Closing Date to the effect set forth in this paragraph 7.2.

7.3

The Acquired Fund shall have received on the Closing Date an opinion of Godfrey & Kahn, S.C., counsel to the Acquiring Fund, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)

the Acquiring Corporation is a validly existing corporation in good standing under the laws of the State of Minnesota and the Acquiring Fund is a duly established and designated series of Acquiring Corporation;

(b)

the Acquiring Corporation is registered as an investment company under the 1940 Act and, to such counsel’s knowledge, and without any independent investigation, the Acquiring Corporation’s registration with the Commission as an investment company under the 1940 Act is in full force and effect with respect to the Acquiring Fund;

(c)

to such counsel’s knowledge, and without any independent investigation, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Corporation, on behalf of the Acquiring Fund, of the transactions contemplated in this Agreement, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities or blue sky laws;

(d)

to such counsel’s knowledge, and without any independent investigation, there are no legal, administrative or governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body, insofar as they relate to the Acquiring Corporation, the Acquiring Fund or their respective assets or properties, pending, threatened, contemplated or otherwise existing on or before the effective date of the N-14 Registration Statement or the date hereof, that are required to be described in the N-14 Registration Statement or to be filed as exhibits to the N-14 Registration Statement that are not so described or filed as required or that materially and adversely affect the Acquiring Fund’s business;

(e)

the N-14 Registration Statement is effective under the 1933 Act and the 1940 Act, and no stop order suspending its effectiveness or order pursuant to Section 8(e) of the 1940 Act has been issued by the Commission;

(f)

this Agreement has been duly authorized, executed and delivered by the Acquiring Corporation, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(g)

the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares for the Acquired Fund Assets and Acquired Fund Liabilities pursuant hereto will not, violate the Acquiring Corporation’s Articles of Incorporation or By-Laws or violate, breach or constitute a default under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking actually known to counsel to which the Acquiring Fund is a party or by which it is bound.

Such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon officers’ certificates and certificates of public officials in rendering their opinion.

7.4

The purchase by KIA of the business of Robinson Capital Management, Inc. (“RCM”) relating to the management of the Acquired Fund’s portfolio assets and pursuant to the Purchase Agreement dated as of June 7, 2004, by and between KIA and RCM, shall have been consummated.

8.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

8.1

The items that are required to be delivered by the Acquired Fund or its agents pursuant to Section 3 hereof shall have been delivered to the Acquiring Fund on or prior to the Closing Date.

8.2

All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement and except for such representations and warranties of the Acquired Fund that are not true and correct in all material respects due to actions or omissions by KIA during the period from June 7, 2004 until the Closing Date, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquired Fund shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by the Agreement to be performed or complied with by it prior to or on the Closing Date.  The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by an authorized officer dated as of the Closing Date to the effect set forth in this paragraph 8.2.

8.3

The Acquiring Fund shall have received on the Closing Date an opinion of Robins, Kaplan, Miller & Ciresi, L.L.P., counsel to the Acquired Fund, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)

the Acquired Fund is a validly existing corporation in good standing under the laws of the State of Minnesota;

(b)

the Acquired Fund is registered as an investment company under the 1940 Act and, to such counsel’s knowledge, and without any independent investigation, the Acquired Fund’s registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c)

to such counsel’s knowledge, and without any independent investigation, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated in this Agreement, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities or blue sky laws;

(d)

to such counsel’s knowledge, and without any independent investigation, there are no legal, administrative or governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body, insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened, contemplated or otherwise existing on or before the effective date of the N-14 Registration Statement or the date hereof, that are required to be described in the N-14 Registration Statement or to be filed as exhibits to the N-14 Registration Statement that are not so described or filed as required or that materially and adversely affect the Acquired Fund’s business;

(e)

this Agreement has been duly authorized, executed and delivered by the Acquired Fund and, subject to the approval of the Acquired Fund shareholders, constitutes a valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(f)

the execution and delivery of this Agreement did not, and the exchange of the Acquired Fund Assets and Acquired Fund Liabilities for Acquiring Fund Shares pursuant hereto will not, violate the Acquired Fund’s Articles of Incorporation or By-Laws or violate, breach or constitute a default, which cannot be cured with waiver, notice or both, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking actually known to counsel to which the Acquired Fund is a party or by which it is bound.

Such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon officers’ certificates and certificates of public officials in rendering their opinion.

9.

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1

This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund’s Articles of Incorporation and By-Laws, applicable Minnesota law and the 1940 Act, and evidence of such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 9.1.

9.2

On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of the parties, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

9.3

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

9.4

The N-14 Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof or order pursuant to Section 8(e) of the 1940 Act shall have been issued by the Commission and, to the knowledge of the parties hereto, no investigation or proceeding for such purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act.

9.5

The parties shall have received an opinion of Godfrey & Kahn, S.C. addressed to each of the Acquiring Fund and the Acquired Fund, dated the Closing Date, to the effect that, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)

the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)

no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund as a result thereof;

(c)

no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their shares of the Acquired Fund in exchange for Acquiring Fund Shares in connection therewith;

(d)

the aggregate tax basis of the Acquiring Fund Shares received by a current shareholder of the Acquired Fund in such exchange will be the same as the aggregate tax basis of the shares of the Acquired Fund given upon in such exchange;

(e)

the holding period for Acquiring Fund shares received by each Acquired Fund Shareholder in such exchange will include the holding period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares were held as capital assets by such shareholder at the time of the exchange;

(f)

the Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code;

(g)

the aggregate tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets immediately prior to the transfer thereof; and

(h)

the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the respective holding periods of such assets in the hands of the Acquired Fund immediately prior to the transfer thereof.

The delivery of such opinion is conditioned upon receipt by Godfrey & Kahn, S.C. of such representations as it shall reasonably request of each of the Acquiring Fund and the Acquired Fund.

9.6

The Acquiring Corporation’s Post-Effective Amendments under the 1933 Act and the 1940 Act shall have been declared effective by the Commission and no stop orders under the 1933 Act pertaining thereto shall have been issued, and all approvals, registrations and exemptions under federal and state laws considered to be necessary by the Acquiring Corporation shall have been obtained.

9.7

The parties hereto shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.4.

10.

AMENDMENTS, WAIVERS AND TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS; GOVERNING LAW

10.1

This Agreement may be amended, modified or supplemented in writing at any time by mutual consent of the parties hereto, notwithstanding approval hereof by the Acquired Fund shareholders of this Agreement, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval, including amending the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders.

10.2

At any time prior to the Closing Date, any of the parties hereto may waive compliance with any of the covenants or conditions made for its benefit contained herein, except as noted in paragraph 9.1.

10.3

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by any party hereto upon written notice to the other party at any time prior to the Closing Date without liability on the part of any party hereto or its respective directors, officers or shareholders.

10.4

Except as specified in the next sentence set forth in this paragraph 10.4, the representations, warranties or covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the Reorganization.  The covenants to be performed after the Closing shall survive the Closing.

10.5

This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, without giving effect to principles of conflicts of laws.

11.

EXPENSES

11.1

KIA shall pay all fees and expenses incurred by the Acquiring Corporation, and RCM shall pay all fees and expenses incurred by the Acquired Fund, in connection with the Reorganization, except as set forth in this paragraph 11.1.  The Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.  Notwithstanding  the foregoing, expenses will, in any event, be paid by the party directly incurring them if and to the extent that the payment by another party of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.2

The Acquiring Corporation, on behalf of the Acquiring Fund, and the Acquired Fund each represents and warrants to the other that there are no business brokers or finders or other entities entitled to receive any payments in connection with the transactions provided for herein.

12.

NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be delivered by personal delivery, commercial delivery service or registered or certified mail, return receipt requested, or sent by telefacsimile, and addressed as follows:

To the Acquired Fund, to:

General Securities, Incorporated

Attention: Craig H. Robinson

7701 France Avenue South, Suite 500

Edina, MN  55435

(952) 841-0466 (fax)

With copies to:

Robins, Kaplan, Miller & Ciresi, L.L.P.

Attention:  John R. Houston

2800 LaSalle Plaza

800 LaSalle Avenue

Minneapolis, MN  55402

(612) 339-4181 (fax)

Or to KIA or the Acquiring Corporation, on behalf of itself and the Acquiring Fund, to:

Kopp Investment Advisors, LLC

Attention:  Kathleen S. Tillotson

7701 France Avenue South, Suite 500

Edina, MN  55435

(952) 841-0466 (fax)

With a copy to:

Godfrey & Kahn, S.C.

Attention:  Pamela M. Krill

One East Main Street

Madison, WI 53703

(608) 257-0609 (fax)

13.

OBLIGATIONS OF THE PARTIES

The Acquired Fund and the Acquiring Fund hereby acknowledge and agree that the Acquiring Fund is a separate portfolio of the Acquiring Corporation, that the Acquiring Corporation is executing this Agreement on behalf of the Acquiring Fund, and that, subject to paragraph 11.1, any amounts payable by the Acquiring Corporation under or in connection with this Agreement shall be payable solely from the assets and revenues of the Acquiring Fund.

14.

MISCELLANEOUS

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Nothing in this Agreement, expressed or implied, is intended to confer upon any person not a party to this Agreement any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date set forth above.

GENERAL SECURITIES, INCORPORATED

Attest:

By:

By:

Name:

Title:

KOPP FUNDS, INC. (on behalf of Kopp Total Quality

Management Fund)

Attest:

By:

By:

Name:

Title:

KOPP INVESTMENT ADVISORS, LLC (solely with respect to Section 11.1 hereof)

Attest:

By:

By:

Name:

Title:

ROBINSON CAPITAL MANAGEMENT, INC. (solely with respect to Section 11.1 hereof)

Attest:

By:

By:

Name:

Title:

EXHIBIT B

KOPP FUNDS, INC.

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is entered into as of the 1st day of October, 1997, between Kopp Funds, Inc. ("Corporation") and Kopp Investment Advisors, Inc. ("Advisor"), each a Minnesota corporation.

W I T N E S S E T H

WHEREAS, the Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act").  The Corporation is authorized to create separate series and classes thereof, each with its own separate investment portfolio ("Funds"), and the beneficial interest in each such series and class thereof will be represented by a separate series, and class, of shares ("Shares").

WHEREAS, the Advisor is a registered investment advisor, engaged in the business of rendering investment advisory services.

WHEREAS, in managing the Corporation's assets, as well as in the conduct of certain of its affairs, the Corporation seeks the benefit of the Advisor's services and its assistance in performing certain managerial functions.  The Advisor desires to furnish such services and to perform the functions assigned to it under this Agreement for the consideration provided for herein.

NOW THEREFORE, the parties mutually agree as follows:

1.

Appointment of the Advisor.  The Corporation hereby appoints the Advisor as investment advisor for each of the Funds of the Corporation on whose behalf the Corporation executes an Exhibit to this Agreement, and the Advisor, by execution of each such Exhibit, accepts the appointment.  Subject to the direction of the Board of Directors ("Directors") of the Corporation, the Advisor shall manage the investment and reinvestment of the assets of each Fund in accordance with the Fund's investment objective and policies and limitations, for the period and upon the terms herein set forth.  The investment of funds shall also be subject to all applicable restrictions of the Articles of Incorporation and Bylaws of the Corporation as may from time to time be in force.

2.

Expenses Paid by the Advisor.  In addition to the expenses which the Advisor may incur in the performance of its responsibilities under this Agreement, and the expenses which it may expressly undertake to incur and pay, the Advisor shall incur and pay all reasonable compensation, fees and related expenses of the Corporation's officers and its Directors, except for such Directors who are not interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Advisor, and all expenses related to the rental and maintenance of the principal offices of the Corporation.

3.

Investment Advisory Functions.  In its capacity as investment advisor, the Advisor shall have the following responsibilities:

(a)

To furnish continuous advice and recommendations to the Funds, as to the acquisition, holding or disposition of any or all of the securities or other assets which the Funds may own or contemplate acquiring from time to time;

(b)

To cause its officers to attend meetings and furnish oral or written reports, as the Corporation may reasonably require, in order to keep the Directors and officers of the Corporation fully informed as to the condition of the investments of the Funds, the investment recommendations of the Advisor, and the investment considerations which have given rise to those recommendations; and

(c)

To supervise the purchase and sale of securities or other assets as directed by the appropriate officers of the Corporation.

The services of the Advisor are not to be deemed exclusive and the Advisor shall be free to render similar services to others as long as its services for others does not in any way hinder, preclude or prevent the Advisor from performing its duties and obligations under this Agreement.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Corporation, the Funds, or to any shareholder for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

4.

Obligations of the Corporation.  The Corporation shall have the following obligations under this Agreement:

(a)

To keep the Advisor continuously and fully informed as to the composition of the Funds' investments and the nature of all of their respective assets and liabilities;

(b)

To furnish the Advisor with a copy of any financial statement or report prepared for it by certified or independent public accountants, and with copies of any financial statements or reports made to the Funds' shareholders or to any governmental body or securities exchange;

(c)

To furnish the Advisor with any further materials or information which the Advisor may reasonably request to enable it to perform its functions under this Agreement; and

(d)

To compensate the Advisor for its services in accordance with the provisions of paragraph 5 hereof.

5.

Compensation.  The Corporation will pay the Advisor a fee for its services with respect to each Fund ("Advisory Fee") at the annual rate set forth on the Exhibits hereto.  The Advisory Fee shall be accrued each calendar day during the term of this Agreement and the sum of the daily fee accruals shall be paid monthly as soon as practicable following the last day of each month.  The daily fee accruals will be computed by multiplying 1/365 by the annual rate and multiplying the product by the net asset value of the Fund as determined in accordance with the Corporation's registration statement as of the close of business on the previous day on which the Fund was open for business, or in such other manner as the parties agree.  The Advisor may from time to time and for such periods as it deems appropriate voluntarily reduce its compensation hereunder (and/or voluntarily assume expenses) for one or more of the Funds.  The Advisor may, at any later date, recoup such amounts after such time as the Advisor is no longer reducing its compensation and/or assuming expenses for one or more of the Funds.

6.

Expenses Paid by Corporation.

(a)

Except as provided in this paragraph, nothing in this Agreement shall be construed to impose upon the Advisor the obligation to incur, pay, or reimburse the Corporation for any expenses not specifically assumed by the Advisor under paragraph 2 above.  Each Fund shall pay or cause to be paid all of its expenses and the Fund's allocable share of the Corporation's expenses, including, but not limited to, investment advisor fees; any compensation, fees, or reimbursements which the Corporation pays to its Directors who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Advisor; fees and expenses of the custodian, transfer agent, registrar or dividend disbursing agent; current legal, accounting and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with the execution of Fund transactions; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; and all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of Shares of the Funds, including but not limited to, all costs involved in the registration or qualification of Shares of the Funds for sale in any jurisdiction and all costs involved in preparing, printing and distributing prospectuses and statements of additional information to existing shareholders of the Funds.

(b)

If expenses borne by a Fund in any fiscal year exceed those set forth in any statutory or regulatory formula applicable to the Fund, the Advisor will reimburse the Fund for any excess in accordance with the applicable statutory or regulatory formula.

7.

Brokerage Commissions.  For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of securities shall be considered a cost of the securities of the Fund and shall be paid by the respective Fund.  The Advisor is authorized and directed to place Fund transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that the Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of the Advisor, and, in the opinion of the Advisor, the total commissions paid by a Fund is reasonable in relation to the benefits to the Fund over the long term.  In placing Fund business with such broker or dealers, the Advisor shall seek the best execution of each transaction, and all such brokerage placement shall be made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and other applicable state and federal laws.  Notwithstanding the foregoing, the Corporation shall retain the right to direct the placement of all Fund transactions, and the Directors may establish policies or guidelines to be followed by the Advisor in placing transactions for the Funds pursuant to the foregoing provisions.  The Advisor may consider sales of Fund shares as a factor in the selection of brokers or dealers to execute Fund portfolio transactions, subject to the requirements of best execution.

8.

Proprietary Rights.  The Advisor has proprietary rights in each Fund's name and the Corporation's name.  The Advisor may withdraw the use of such names from the Funds or the Corporation.

9.

Termination.  This Agreement may be terminated at any time, without penalty, by the Directors of the Corporation or by the shareholders of a Fund acting by the vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act), provided in either case that 60 days' written notice of termination be given to the Advisor at its principal place of business.  This Agreement may also be terminated by the Advisor at any time by giving 60 days' written notice of termination to the Corporation, addressed to its principal place of business.

10.

Assignment.  This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement.

11.

Term.  This Agreement shall begin for each Fund as of the date of execution of the applicable Exhibit and shall continue in effect with respect to each Fund (and any subsequent Funds added pursuant to an Exhibit during the initial term of this Agreement) for two years from the date of this Agreement and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuation shall be specifically approved at least annually (i) by the vote of a majority of the Directors of the Corporation, including a majority of the Directors who are not parties to this Agreement or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for that purpose or (ii) by the vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of each Fund.  If a Fund is added after the first approval as described above, this Agreement will be effective as to that Fund upon execution of the applicable Exhibit and will continue in effect until the next annual approval of this Agreement by the Directors or Fund shareholders and thereafter for successive periods of one year, subject to approval as described above.

12.

Amendments.  This Agreement may be amended by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by the Directors or by the affirmative vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of each Fund.

13.

Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Minnesota; provided, however that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended, or the rules and regulations promulgated with respect to such respective Acts.

This Agreement will become binding on the parties hereto upon their execution of the Exhibit(s) to this Agreement.

FIRST AMENDMENT TO THE

INVESTMENT ADVISORY AGREEMENT

THIS AMENDMENT dated as of August 13, 2001 to the Investment Advisory Agreement, dated as of October 1, 1997, by and between Kopp Funds, Inc. and Kopp Investment Advisors, Inc., each a Minnesota corporation shall be as follows:

Paragraph 6 Expenses Paid by Corporation shall be amended and replaced in its entirety as follows:

a)

Except as provided in this paragraph, nothing in this Agreement shall be construed to impose upon the Advisor the obligation to incur, pay, or reimburse the Corporation for any expenses not specifically assumed by the Advisor under paragraph 2 above. Each Fund shall pay or cause to be paid all of its expenses and the Fund’s allocable share of the Corporation’s expenses, including, but not limited to, investment advisor fees; any compensation, fees, or reimbursements which the Corporation pays to its Directors who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; fees and expenses of the custodian, transfer agent, registrar or dividend disbursing agent; current legal, accounting and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with the execution of Fund transactions; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; and all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of Shares of the Funds, including but not limited to, all costs involved in the registration or qualification of Shares of the Funds for sale in any jurisdiction and all costs involved in preparing, printing and distributing prospectuses and statements of additional information to existing shareholders of the Funds.

The following paragraph shall be added in its entirety as follows:

14. Proprietary and Confidential Information

The Advisor agrees on behalf of itself and its directors, officers, and employees to treat confidentially and as proprietary information of the Corporation all records and other information relative to the Corporation and prior, present, or potential shareholders (and clients of said shareholders) and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Corporation, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Corporation.

Further, the Advisor will adhere to the privacy policies adopted by the Corporation pursuant to Title V of the Gramm-Leach-Bliley Act (the “Act”) as may be modified from time to time.  Notwithstanding the foregoing, the Advisor will not share any nonpublic personal information concerning any of the Corporation’s shareholders with any third party unless specifically directed by the Corporation or allowed under one of the exceptions noted under the Act.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer on one or more counterparts as of the day and year first written above.

The Advisor: KOPP INVESTMENT ADVISORS, INC. By: /s/ LeRoy C. Kopp Attest: /s/ K.S. Tillotson	The Corporation: KOPP FUNDS, INC. By: /s/ LeRoy C. Kopp Attest: /s/ K.S. Tillotson

SECOND AMENDMENT

TO THE

INVESTMENT ADVISORY AGREEMENT

THIS SECOND AMENDMENT, dated as of September 30, 2003, to the Investment Advisory Agreement dated as of October 1, 1997, as amended (the “Agreement”), by and between Kopp Funds, Inc. and Kopp Investment Advisors, Inc., each a Minnesota corporation, shall be as follows:

Effective September 30, 2003, Kopp Investment Advisors, Inc., a Minnesota corporation, merged with and into Kopp Investment Advisors LLC, a Minnesota limited liability company.  As a result, Kopp Investment Advisors LLC succeeded to all the rights and assumed all of the liabilities of Kopp Investment Advisors, Inc.  Accordingly, as of the date hereof, Kopp Investment Advisors LLC will be the successor party to Kopp Investment Advisors, Inc. under the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by a duly authorized officer on one or more counterparts as of the day and year first written above.

The Corporation:

The Advisor:

KOPP FUNDS, INC.

KOPP INVESTMENT ADVISORS LLC

By: /s/ L.C. Kopp

By:/s/ L.C. Kopp

Attest: /s/ K.S. Tillotson

Attest: /s/ K.S. Tillotson

EXHIBIT A

to the

Investment Advisory Agreement

KOPP EMERGING GROWTH FUND

For all services rendered by the Advisor hereunder, the Corporation shall pay the Advisor, on behalf of the above-named Fund, and the Advisor agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 1.00% of the average daily net assets of the Fund.

The annual investment advisory fee shall be accrued daily at the rate of 1/365th of 1.00% applied to the daily net assets of the Fund.  The advisory fee so accrued shall be paid by the Corporation to the Advisor monthly.

Executed as of this 1st day of October, 1997.

The Advisor:

KOPP INVESTMENT ADVISORS, INC.

By:  /s/ LeRoy C. Kopp

       LeRoy C. Kopp, President

The Corporation:

KOPP FUNDS, INC.

By:  /s/ Kathleen S. Tillotson

       Kathleen S. Tillotson, Secretary

EXHIBIT B

to the

Investment Advisory Agreement, As Amended

KOPP TOTAL QUALITY MANAGEMENT FUND

For all services rendered by the Advisor hereunder, the Corporation shall pay the Advisor, on behalf of the above-named Fund, and the Advisor agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 1.00% of the average daily net assets of the Fund.

The Advisor hereby agrees that through September 2005, the Advisor will waive its fees and/or reimburse expenses to the extent such fees or expenses would cause the total annual operating expenses of any class of shares of the Fund to exceed 1.50% of the average daily net assets of the respective class.

The annual investment advisory fee shall be accrued daily at the rate of 1/365th of 1.00% applied to the daily net assets of the Fund.  The advisory fee so accrued shall be paid by the Corporation to the Advisor monthly, subject to the foregoing fee/expense cap.

Executed as of this 30th day of September, 2004.

The Advisor:

KOPP INVESTMENT ADVISORS, LLC

By: ______________________________

       LeRoy C. Kopp, President

The Corporation

KOPP FUNDS, INC.

By: ______________________________

       John P. Flakne, President